Document and Entity Information (USD $)	12 Months Ended
	May 30, 2010	Nov. 29, 2009
Document Type	10-K
Amendment Flag	false
Document Period End Date	2010-05-30
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	DRI
Entity Registrant Name	DARDEN RESTAURANTS INC
Entity Central Index Key	0000940944
Current Fiscal Year End Date	--05-30
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	140,630,233
Entity Public Float		$ 4,355,149,811

CONSOLIDATED STATEMENTS OF EARNINGS (USD $) In Millions, except Per Share data	12 Months Ended
	May 30, 2010	May 31, 2009	May 25, 2008
Sales	$ 7,113.1	$ 7,217.5	$ 6,626.5
Cost of sales:
Food and beverage	2,051.2	2,200.3	1,996.2
Restaurant labor	2,350.6	2,308.2	2,124.7
Restaurant expenses	1,082.2	1,128.4	1,017.8
Total cost of sales, excluding restaurant depreciation and amortization of $283.4, $267.1 and $230.0, respectively	5,484	5,636.9	5,138.7
Selling, general and administrative	684.5	665.6	641.7
Depreciation and amortization	300.9	283.1	245.7
Interest, net	93.9	107.4	85.7
Asset impairment, net	6.2	12
Total costs and expenses	6,569.5	6,705	6,111.8
Earnings before income taxes	543.6	512.5	514.7
Income taxes	(136.6)	(140.7)	(145.2)
Earnings from continuing operations	407	371.8	369.5
(Losses) earnings from discontinued operations, net of tax (benefit) expense of $(1.5), $0.2 and $3.0, respectively	(2.5)	0.4	7.7
Net earnings	$ 404.5	$ 372.2	$ 377.2
Basic net earnings per share:
Earnings from continuing operations	$ 2.92	$ 2.71	$ 2.63
(Losses) earnings from discontinued operations	$ (0.02)		$ 0.06
Net earnings	$ 2.9	$ 2.71	$ 2.69
Diluted net earnings per share:
Earnings from continuing operations	$ 2.86	$ 2.65	$ 2.55
(Losses) earnings from discontinued operations	$ (0.02)		$ 0.05
Net earnings	$ 2.84	$ 2.65	$ 2.6
Average number of common shares outstanding:
Basic	139.3	137.4	140.4
Diluted	142.4	140.4	145.1

CONSOLIDATED STATEMENTS OF EARNINGS (Parenthetical) (USD $) In Millions	12 Months Ended
	May 30, 2010	May 31, 2009	May 25, 2008
Total cost of sales, restaurant depreciation and amortization	$ 283.4	$ 267.1	$ 230
(Losses) earnings from discontinued operations, tax (benefit) expense	$ (1.5)	$ 0.2	$ 3

CONSOLIDATED BALANCE SHEETS (USD $) In Millions	May 30, 2010	May 31, 2009
Current assets:
Cash and cash equivalents	$ 248.8	$ 62.9
Receivables, net	53.2	37.1
Inventories	220.8	247
Prepaid income taxes	1.5	53.2
Prepaid expenses and other current assets	52.4	44.2
Deferred income taxes	101.8	110.4
Total current assets	678.5	554.8
Land, buildings and equipment, net	3,403.7	3,306.7
Goodwill	517.3	518.7
Trademarks	454	454.4
Other assets	193.9	190.6
Total assets	5,247.4	5,025.2
Current liabilities:
Accounts payable	246.4	237
Short-term debt		150
Accrued payroll	161.8	138.3
Accrued income taxes	1
Other accrued taxes	62	60.2
Unearned revenues	167.2	138.3
Current portion long-term debt	225
Other current liabilities	391.2	372.3
Total current liabilities	1,254.6	1,096.1
Long-term debt, less current portion	1,408.7	1,632.3
Deferred income taxes	268.6	297
Deferred rent	170.1	154.6
Obligations under capital leases, net of current installments	57.6	58.9
Other liabilities	193.8	180.3
Total liabilities	3,353.4	3,419.2
Stockholders' equity:
Common stock and surplus, no par value. Authorized 500.0 shares; issued 285.2 and 282.9 shares, respectively; outstanding 140.6 and 139.3 shares, respectively	2,297.9	2,183.1
Preferred stock, no par value. Authorized 25.0 shares; none issued and outstanding
Retained earnings	2,621.9	2,357.4
Treasury stock, 144.6 and 143.6 shares, at cost, respectively	(2,943.5)	(2,864.2)
Accumulated other comprehensive income (loss)	(71.1)	(57.2)
Unearned compensation	(11.2)	(13)
Officer notes receivable		(0.1)
Total stockholders' equity	1,894	1,606
Total liabilities and stockholders' equity	$ 5,247.4	$ 5,025.2

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Per Share data	May 30, 2010	May 31, 2009
Common stock, no par value	$ 0	$ 0
Common stock, Authorized	500	500
Common stock, issued	285.2	282.9
Common stock, outstanding	140.6	139.3
Preferred stock, no par value	$ 0	$ 0
Preferred stock, Authorized	25	25
Preferred stock, issued	0	0
Preferred stock, outstanding	0	0
Treasury stock, shares	144.6	143.6

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY AND ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (USD $) In Millions	Common Stock And Surplus	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Unearned Compensation	Officer Notes Receivable	Total
Beginning Balances at May. 27, 2007	$ 1,904.3	$ 1,820.4	$ (2,576.5)	$ (32.8)	$ (20.6)	$ (0.3)	$ 1,094.5
Comprehensive income:
Net earnings		377.2					377.2
Other comprehensive income (loss):
Foreign currency adjustment				3.3			3.3
Change in fair value of derivatives, net of tax of $2.5 in 2010, $2.9 in 2009 and $2.6 in 2008				0.7			0.7
Benefit plans, net of tax of $5.0				8.1			8.1
Total comprehensive income							389.3
Adjustment related to adoption of FIN 48, net of tax of $0.4		(0.7)					(0.7)
Cash dividends declared ( $1.00 per share in 2010, $0.80 per share in 2009 and $0.72 per share in 2008)		(100.9)					(100.9)
Stock option exercises (2.9 shares in 2010, 3.3 shares in 2009 and 3.3 shares in 2008)	53.6		7.9				61.5
Stock-based compensation	46.6						46.6
Stock-based awards included in cost of RARE acquisition	40.5						40.5
ESOP note receivable repayments					3.6		3.6
Income tax benefits credited to equity	23.5						23.5
Purchases of common stock for treasury (2.0 shares in 2010, 5.1 shares in 2009 and 5.0 shares in 2008)			(159.4)				(159.4)
Issuance of treasury stock under Employee Stock Purchase Plan and other plans (0.3 shares in 2010, 0.3 shares in 2009 and 0.2 shares in 2008)	6.4		4				10.4
Repayment of officer notes						0.2	0.2
Ending Balances at May. 25, 2008	2,074.9	2,096	(2,724)	(20.7)	(17)	(0.1)	1,409.1
Comprehensive income:
Net earnings		372.2					372.2
Other comprehensive income (loss):
Foreign currency adjustment				(2.7)			(2.7)
Change in fair value of marketable securities, net of tax of $0.0 in 2010 and $0.2 in 2009				(0.3)			(0.3)
Change in fair value of derivatives, net of tax of $2.5 in 2010, $2.9 in 2009 and $2.6 in 2008				(2.8)			(2.8)
Net unamortized (gain) loss arising during period, including amortization of unrecognized net actuarial loss, net of taxes $9.5 in 2010 and $19.1 in 2009				(30.7)			(30.7)
Total comprehensive income							335.7
Adjustment related to adoption of measurement date provisions of SFAS No. 158, net of tax of $0.3		(0.6)					(0.6)
Cash dividends declared ( $1.00 per share in 2010, $0.80 per share in 2009 and $0.72 per share in 2008)		(110.2)					(110.2)
Stock option exercises (2.9 shares in 2010, 3.3 shares in 2009 and 3.3 shares in 2008)	48.1		2.7				50.8
Stock-based compensation	32.6						32.6
ESOP note receivable repayments					4		4
Income tax benefits credited to equity	22.2						22.2
Purchases of common stock for treasury (2.0 shares in 2010, 5.1 shares in 2009 and 5.0 shares in 2008)			(144.9)				(144.9)
Issuance of treasury stock under Employee Stock Purchase Plan and other plans (0.3 shares in 2010, 0.3 shares in 2009 and 0.2 shares in 2008)	5.3		2				7.3
Ending Balances at May. 31, 2009	2,183.1	2,357.4	(2,864.2)	(57.2)	(13)	(0.1)	1,606
Comprehensive income:
Net earnings		404.5					404.5
Other comprehensive income (loss):
Foreign currency adjustment				1.5			1.5
Net unamortized (gain) loss arising during period, including amortization of unrecognized net actuarial loss, net of taxes $9.5 in 2010 and $19.1 in 2009				(15.4)			(15.4)
Total comprehensive income							390.6
Cash dividends declared ( $1.00 per share in 2010, $0.80 per share in 2009 and $0.72 per share in 2008)		(140)					(140)
Stock option exercises (2.9 shares in 2010, 3.3 shares in 2009 and 3.3 shares in 2008)	55		4.3				59.3
Stock-based compensation	33.6						33.6
ESOP note receivable repayments					1.8		1.8
Income tax benefits credited to equity	20.1						20.1
Purchases of common stock for treasury (2.0 shares in 2010, 5.1 shares in 2009 and 5.0 shares in 2008)			(85.1)				(85.1)
Issuance of treasury stock under Employee Stock Purchase Plan and other plans (0.3 shares in 2010, 0.3 shares in 2009 and 0.2 shares in 2008)	6.1		1.5				7.6
Repayment of officer notes						0.1	0.1
Ending Balances at May. 30, 2010	$ 2,297.9	$ 2,621.9	$ (2,943.5)	$ (71.1)	$ (11.2)	$ 0	$ 1,894

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY AND ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Parenthetical) (USD $) In Millions, except Per Share data	12 Months Ended
	May 30, 2010	May 31, 2009	May 25, 2008
Change in fair value of marketable securities, tax	$ 0	$ 0.2
Change in fair value of derivatives, tax	2.5	2.9	2.6
Net unamortized (gain) loss arising during period, including amortization of unrecognized net actuarial loss, taxes	9.5	19.1
Benefit plans, tax			5
Adjustment related to adoption of measurement date provisions of SFAS No. 158, tax		0.3
Adjustment related to adoption of FIN 48, tax			$ 0.4
Cash dividends declared, per share	$ 1	$ 0.8	$ 0.72
Stock option exercises, shares	2.9	3.3	3.3
Purchases of common stock for treasury, shares	2	5.1	5
Issuance of treasury stock under Employee Stock Purchase Plan and other plans, shares	0.3	0.3	0.2

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions	12 Months Ended
	May 30, 2010	May 31, 2009	May 25, 2008
Cash flows - operating activities
Net earnings	$ 404.5	$ 372.2	$ 377.2
Losses (earnings) from discontinued operations, net of tax benefit	2.5	(0.4)	(7.7)
Adjustments to reconcile net earnings from continuing operations to cash flows:
Depreciation and amortization	300.9	283.1	245.7
Asset impairment charges, net	6.2	12
Amortization of loan costs	3.3	3.3	2.3
Stock-based compensation expense	53.5	41.5	48.9
Change in current assets and liabilities	153.3	(69.4)	53.7
Contribution to postretirement plan	(0.6)	(1.2)	(1.2)
Loss on disposal of land, buildings and equipment	0.3	1.1	2.2
Change in cash surrender value of trust-owned life insurance	(7.7)	17.1	4.6
Deferred income taxes	(10.2)	89.5	31.1
Change in deferred rent	15.4	16.1	12.8
Change in other liabilities	(23.4)	11.3	(17)
Income tax benefits from exercise of stock-based compensation credited to goodwill	1.4	0.9	8
Other, net	4	6.4	6.2
Net cash provided by operating activities of continuing operations	903.4	783.5	766.8
Cash flows - investing activities
Purchases of land, buildings and equipment	(432.1)	(535.3)	(429.2)
Proceeds from disposal of land, buildings and equipment	12.5	4.6	5.9
Purchases of marketable securities	(15.5)	(42)
Proceeds from sale of marketable securities	12.8	13.9	8.2
Cash used in business combination, net of cash acquired			(1,198.1)
Increase in other assets	(6.4)	(3.6)	(2.5)
Net cash used in investing activities of continuing operations	(428.7)	(562.4)	(1,615.7)
Cash flows - financing activities
Proceeds from issuance of common stock	66.3	57.5	66.8
Income tax benefits credited to equity	20.1	22.2	23.5
Dividends paid	(140)	(110.2)	(100.9)
Purchases of treasury stock	(85.1)	(144.9)	(159.4)
ESOP note receivable repayments	1.8	3.9	3.6
Proceeds from Interim Credit Agreement			1,150
Repayment of Interim Credit Agreement			(1,150)
Repayment of short-term debt, net	(150)	(28.4)	(33)
Proceeds from issuance of long-term debt			1,150
Payments of debt issuance costs			(16)
Repayment of long-term debt	(1.8)	(3.9)	(3.6)
Repayment of acquired convertible notes			(125)
Principal payments on capital leases	(1.3)	(1)	(0.5)
Net cash (used in) provided by financing activities of continuing operations	(290)	(204.8)	805.5
Cash flows - discontinued operations
Net cash used in operating activities of discontinued operations	(1.4)	(1.1)	(32.6)
Net cash provided by investing activities of discontinued operations	2.6	4.5	89
Net cash provided by discontinued operations	1.2	3.4	56.4
Increase in cash and cash equivalents	185.9	19.7	13
Cash and cash equivalents - beginning of year	62.9	43.2	30.2
Cash and cash equivalents - end of year	248.8	62.9	43.2
Cash flows from changes in current assets and liabilities
Receivables	(16.1)	32.4	(1.5)
Inventories	26.2	(30.2)	9.5
Prepaid expenses and other current assets	(6.8)	0.5	(2.6)
Accounts payable	27.6	(25.2)	38.6
Accrued payroll	23.6	8.8
Prepaid/accrued income taxes	52.7	(55.9)	(30.6)
Other accrued taxes	1.8	4.9	2.1
Unearned revenues	28.7	(16.3)	2.8
Other current liabilities	15.6	11.6	35.4
Change in current assets and liabilities	$ 153.3	$ (69.4)	$ 53.7

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
May 30, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations and Principles of Consolidation

The accompanying consolidated financial statements include the operations of Darden Restaurants, Inc. and its wholly owned subsidiaries (Darden, the Company, we, us or our). We own and operate the Red Lobster®, Olive Garden®, LongHorn Steakhouse®, The Capital Grille®, Bahama Breeze® and Seasons 52® restaurant brands located in the United States and Canada. Through subsidiaries, we own and operate all of our restaurants in the United States and Canada, except three. Those three restaurants are located in Central Florida and are owned by joint ventures managed by us. The joint ventures pay management fees to us, and we control the joint ventures’ use of our service marks. None of our restaurants in the United States or Canada are franchised. As of May 30, 2010, we franchised five LongHorn Steakhouse restaurants in Puerto Rico to an unaffiliated franchisee, and 25 Red Lobster restaurants in Japan to an unaffiliated Japanese corporation, under area development and franchise agreements. All significant inter-company balances and transactions have been eliminated in consolidation.

Basis of Presentation

During the second quarter of fiscal 2008, we completed the acquisition of RARE Hospitality International, Inc. (RARE) for  $1.27 billion in total purchase price. RARE owned two principal restaurant brands, LongHorn Steakhouse and The Capital Grille, of which 288 and 29 locations, respectively, were in operation as of the date of acquisition. The acquisition was completed on October 1, 2007 and the acquired operations are included in our consolidated financial statements from the date of acquisition.

During fiscal 2007 and 2008 we closed or sold all Smokey Bones Barbeque & Grill (Smokey Bones) and Rocky River Grillhouse restaurants and we closed nine Bahama Breeze restaurants. These restaurants and their related activities have been classified as discontinued operations. Therefore, for fiscal 2010, 2009 and 2008, all impairment losses and disposal costs, gains and losses on disposition, along with the sales, costs and expenses and income taxes attributable to these restaurants have been aggregated in a single caption entitled “(Losses) earnings from discontinued operations, net of tax (benefit) expense” on the accompanying consolidated statements of earnings.

During fiscal 2010, we sold Hemenway’s Seafood Grille & Oyster Bar and The Old Grist Mill Tavern to third parties for  $0.8 million and  $1.2 million, respectively, and recognized a loss of  $0.1 million and a gain of  $0.4 million, respectively.

Unless otherwise noted, amounts and disclosures throughout these notes to consolidated financial statements relate to our continuing operations.

Fiscal Year

We operate on a 52/53 week fiscal year, which ends on the last Sunday in May. Fiscal 2010 and 2008 consisted of 52 weeks of operation, while fiscal 2009 consisted of 53 weeks of operation.

Use of Estimates

We prepare our consolidated financial statements in conformity with U.S. generally accepted accounting principles. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of sales and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

Cash equivalents include highly liquid investments such as U.S. treasury bills, taxable municipal bonds and money market funds that have an original maturity of three months or less. Amounts receivable from credit card companies are also considered cash equivalents because they are both short-term and highly liquid in nature and are typically converted to cash within three days of the sales transaction.

Accounts Receivable

Accounts receivable, net of the allowance for doubtful accounts, represents their estimated net realizable value. Provisions for doubtful accounts are recorded based on historical collection experience and the age of the receivables. Accounts receivable are written off when they are deemed uncollectible. See Note 3 – Receivables, Net for additional information.

Inventories

Inventories consist of food and beverages and are valued at the lower of weighted-average cost or market.

Marketable Securities

Available-for-sale securities are carried at fair value. Classification of marketable securities as current or noncurrent is dependent upon management’s intended holding period, the security’s maturity date, or both. Unrealized gains and losses, net of tax, on available-for-sale securities are carried in accumulated other comprehensive income (loss) within the consolidated financial statements and are reclassified into earnings when the securities mature or are sold.

Land, Buildings and Equipment, Net

Land, buildings and equipment are recorded at cost less accumulated depreciation. Building components are depreciated over estimated useful lives ranging from seven to 40 years using the straight-line method. Leasehold improvements, which are reflected on our consolidated balance sheets as a component of buildings in land, buildings and equipment, net, are amortized over the lesser of the expected lease term, including cancelable option periods, or the estimated useful lives of the related assets using the straight-line method. Equipment is depreciated over estimated useful lives ranging from two to ten years also using the straight-line method. Depreciation and amortization expense from continuing operations associated with buildings and equipment amounted to  $293.2 million,  $273.2 million and  $235.5 million, in fiscal 2010, 2009 and 2008, respectively. In fiscal 2010, 2009 and 2008, we had losses on disposal of land, buildings and equipment of  $0.3 million,  $1.1 million and  $2.2 million, respectively, which were included in selling, general and administrative expenses in our accompanying consolidated statements of earnings. See Note 5 – Land, Buildings and Equipment, Net for additional information.

Capitalized Software Costs and Other Definite-Lived Intangibles

Capitalized software, which is a component of other assets, is recorded at cost less accumulated amortization. Capitalized software is amortized using the straight-line method over estimated useful lives ranging from three to ten years. The cost of capitalized software as of May 30, 2010 and May 31, 2009, amounted to  $72.9 million and  $65.5 million, respectively. Accumulated amortization as of May 30, 2010 and May 31, 2009, amounted to  $49.3 million and  $42.8 million, respectively. Amortization expense associated with capitalized software amounted to  $7.3 million,  $8.4 million and  $7.6 million, in fiscal 2010, 2009 and 2008, respectively, and is included in depreciation and amortization in our accompanying consolidated statements of earnings.

We also have definite-lived intangible assets related to the value of above- and below-market leases, which were acquired as part of the RARE acquisition. As of May 30, 2010 and May 31, 2009, we had  $18.9 million, net of accumulated amortization of  $6.4 million, and  $21.5 million, net of accumulated amortization of  $3.8 million, respectively, of below-market leases, which are included in other assets on our consolidated balance sheets. As of May 30, 2010 and May 31, 2009, we had  $7.1 million, net of accumulated amortization of  $1.3 million, and  $7.6 million, net of accumulated amortization of  $0.8 million, respectively, of above-market leases, which are included in other liabilities on our consolidated balance sheets. As of May 30, 2010 and May 31, 2009, we had other definite-lived intangibles of  $5.5 million, net of accumulated amortization of  $5.1 million, and  $5.8 million, net of accumulated amortization of  $4.8 million, respectively, which are included in other assets in our consolidated balance sheet. Definite-lived intangibles are amortized on a straight-line basis over estimated useful lives of one to 20 years. Amortization expense related to below-market leases for fiscal 2010, 2009 and 2008 was  $2.6 million,  $2.3 million and  $1.5 million, respectively, and is included in restaurant expenses as a component of rent expense on our consolidated statements of earnings. Amortization related to above-market leases for fiscal 2010, 2009 and 2008 was  $0.5 million,  $0.5 million and  $0.4 million, respectively, and is included in restaurant expenses as a component of rent expense on our consolidated statements of earnings. Amortization of other amortizable intangibles was  $0.4 million,  $1.5 million and  $2.6 million in fiscal 2010, 2009 and 2008, respectively, and is included in depreciation and amortization expenses in our consolidated statements of earnings. Amortization of capitalized software and other definite-lived intangible assets will be approximately  $10.7 million annually for fiscal 2011 through 2015.

Trust-Owned Life Insurance

We have a trust that purchased life insurance policies covering certain of our officers and other key employees (trust-owned life insurance or TOLI). The trust is the owner and sole beneficiary of the TOLI policies. The policies were purchased to offset a portion of our obligations under our non-qualified deferred compensation plan. The cash surrender value for each policy is included in other assets while changes in cash surrender values are included in selling, general and administrative expenses.

Liquor Licenses

The costs of obtaining non-transferable liquor licenses that are directly issued by local government agencies for nominal fees are expensed as incurred. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in other assets. Annual liquor license renewal fees are expensed over the renewal term.

Goodwill and Other Intangibles

We review our goodwill and other indefinite-lived intangible assets, primarily our trademarks, for impairment annually, as of the first day of our fourth fiscal quarter or more frequently if indicators of impairment exist. Goodwill and other indefinite-lived intangible assets not subject to amortization have been assigned to reporting units for purposes of impairment testing. The reporting units are our restaurant brands. At May 30, 2010 and May 31, 2009, we had goodwill of  $517.3 million and  $518.7 million, respectively, and trademarks of  $454.0 million and  $454.4 million, respectively. Of the carrying value of our goodwill at May 30, 2010,  $402.2 million and  $49.9 million, respectively, was allocated to The Capital Grille and LongHorn Steakhouse. At May 31, 2009,  $402.8 million and  $50.7 million, respectively, was allocated to The Capital Grille and LongHorn Steakhouse. Of the carrying value of our trademarks,  $307.0 million and  $147.0 million was allocated to LongHorn Steakhouse and The Capital Grille, respectively, at May 30, 2010 and May 31, 2009.

A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others: a significant decline in our expected future cash flows; a sustained, significant decline in our stock price and market capitalization; a significant adverse change in legal factors or in the business climate; unanticipated competition; the testing for recoverability of a significant asset group within a reporting unit; and slower growth rates. Any adverse change in these factors could have a significant impact on the recoverability of these assets and could have a material impact on our consolidated financial statements.

The goodwill impairment test involves a two-step process. The first step is a comparison of each reporting unit’s fair value to its carrying value. We estimate fair value using the best information available, including market information and discounted cash flow projections (also referred to as the income approach). The income approach uses a reporting unit's projection of estimated operating results and cash flows that is discounted using a weighted-average cost of capital that reflects current market conditions. The projection uses management's best estimates of economic and market conditions over the projected period including growth rates in sales, costs and number of units, estimates of future expected changes in operating margins and cash expenditures. Other significant estimates and assumptions include terminal value growth rates, future estimates of capital expenditures and changes in future working capital requirements. We validate our estimates of fair value under the income approach by comparing the values to fair value estimates using a market approach. A market approach estimates fair value by applying cash flow and sales multiples to the reporting unit’s operating performance. The multiples are derived from comparable publicly traded companies with similar operating and investment characteristics of the reporting units.

If the fair value of the reporting unit is higher than its carrying value, goodwill is deemed not to be impaired, and no further testing is required. If the carrying value of the reporting unit is higher than its fair value, there is an indication that impairment may exist and the second step must be performed to measure the amount of impairment loss. The amount of impairment is determined by comparing the implied fair value of reporting unit goodwill to the carrying value of the goodwill in the same manner as if the reporting unit was being acquired in a business combination. Specifically, fair value is allocated to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a hypothetical analysis that would calculate the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, we would record an impairment loss for the difference.

Consistent with our accounting policy for goodwill and other indefinite-lived intangibles, we performed the annual impairment test of goodwill and other indefinite-lived intangible assets as of the first day of our fourth fiscal quarter. As of the beginning of our fourth fiscal quarter, we had six reporting units; Red Lobster, Olive Garden, LongHorn Steakhouse, The Capital Grille, Bahama Breeze and Seasons 52. Two of these reporting units, LongHorn Steakhouse and The Capital Grille, have a significant amount of goodwill. As part of our process for performing the step one impairment test of goodwill, we estimated the fair value of our reporting units utilizing the income approach described above, to derive an enterprise value of the Company. We reconciled the enterprise value to our overall estimated market capitalization. The estimated market capitalization considers recent trends in our market capitalization and an expected control premium, based on comparable recent and historical transactions. Based on the results of the step one impairment test, no impairment of goodwill was indicated.

The fair value of other indefinite-lived intangible assets, primarily trademarks, are estimated and compared to the carrying value. We estimate the fair value of these intangible assets using the relief-from-royalty method, which requires assumptions related to projected sales from our annual long-range plan; assumed royalty rates that could be payable if we did not own the trademarks; and a discount rate. We recognize an impairment loss when the estimated fair value of the indefinite-lived intangible asset is less than its carrying value. We completed our impairment test of our indefinite-lived intangibles and concluded as of the date of the test, there was no impairment of the trademarks for LongHorn Steakhouse and The Capital Grille.

We determined that there was no goodwill or indefinite-lived intangible asset impairment as of the first day of our fourth fiscal quarter and no additional indicators of impairment were identified through the end of our fourth fiscal quarter that would require us to test further for impairment. However, declines in our market capitalization (reflected in our stock price) as well as in the market capitalization of others in the restaurant industry, declines in sales at our restaurants, and significant adverse changes in the operating environment for the restaurant industry may result in future impairment.

Changes in circumstances, existing at the measurement date or at other times in the future, or in the numerous estimates associated with management’s judgments and assumptions made in assessing the fair value of our goodwill, could result in an impairment loss of a portion or all of our goodwill or other indefinite-lived intangible assets. If we recorded an impairment loss, our financial position and results of operations would be adversely affected and our leverage ratio for purposes of our credit agreement would increase. A leverage ratio exceeding the maximum permitted under our credit agreement would be a default under our credit agreement. At May 30, 2010, a write down of goodwill, other indefinite-lived intangible assets, or any other assets in excess of approximately  $1.07 billion, on an after-tax basis, would have been required to cause our leverage ratio to exceed the permitted maximum. As our leverage ratio is determined on a quarterly basis and due to the seasonal nature of our business, a lesser amount of impairment in future quarters could cause our leverage ratio to exceed the permitted maximum.

We evaluate the useful lives of our intangible assets, primarily intangible assets associated with the RARE acquisition, to determine if they are definite or indefinite-lived. A determination on useful life requires significant judgments and assumptions regarding the future effects of obsolescence, demand, competition, other economic factors (such as the stability of the industry, legislative action that results in an uncertain or changing regulatory environment, and expected changes in distribution channels), the level of required maintenance expenditures, and the expected lives of other related groups of assets.

Impairment or Disposal of Long-Lived Assets

Land, buildings and equipment and certain other assets, including definite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future undiscounted net cash flows expected to be generated by the assets. Identifiable cash flows are measured at the lowest level for which they are largely independent of the cash flows of other groups of assets and liabilities, generally at the restaurant level. If such assets are determined to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets. Restaurant sites and certain other assets to be disposed of are reported at the lower of their carrying amount or fair value, less estimated costs to sell. Restaurant sites and certain other assets to be disposed of are included in assets held for disposal within prepaid expenses and other current assets in our consolidated balance sheets when certain criteria are met. These criteria include the requirement that the likelihood of disposing of these assets within one year is probable. Assets not meeting the “held for sale” criteria remain in land, buildings and equipment until their disposal is probable within one year.

We account for exit or disposal activities, including restaurant closures, in accordance with FASB ASC Topic 420, Exit or Disposal Cost Obligations. Such costs include the cost of disposing of the assets as well as other facility-related expenses from previously closed restaurants. These costs are generally expensed as incurred. Additionally, at the date we cease using a property under an operating lease, we record a liability for the net present value of any remaining lease obligations, net of estimated sublease income. Any subsequent adjustments to that liability as a result of lease termination or changes in estimates of sublease income are recorded in the period incurred. Upon disposal of the assets, primarily land, associated with a closed restaurant, any gain or loss is recorded in the same caption within our consolidated statements of earnings as the original impairment.

Insurance Accruals

Through the use of insurance program deductibles and self-insurance, we retain a significant portion of expected losses under our workers’ compensation, employee medical and general liability programs. However, we carry insurance for individual workers’ compensation and general liability claims that exceed  $0.5 million and  $0.25 million, respectively. Accrued liabilities have been recorded based on our estimates of the anticipated ultimate costs to settle all claims, both reported and not yet reported.

Revenue Recognition

Sales, as presented in our consolidated statements of earnings, represents food and beverage product sold and is presented net of discounts, coupons, employee meals and complimentary meals and gift cards. Revenue from restaurant sales is recognized when food and beverage products are sold.

Revenues from the sales of franchises are recognized as income when substantially all of our material obligations under the franchise agreement have been performed. Continuing royalties, which are a percentage of net sales of franchised restaurants, are accrued as income when earned. Sales taxes collected from customers and remitted to governmental authorities are presented on a net basis within sales on our consolidated statements of earnings.

Unearned Revenues

Unearned revenues represent our liability for gift cards that have been sold but not yet redeemed. We recognize sales from our gift cards when the gift card is redeemed by the customer. Although there are no expiration dates or dormancy fees for our gift cards, based on our historical gift card redemption patterns, we can reasonably estimate the amount of gift cards for which redemption is remote, which is referred to as “breakage”. We recognize breakage within sales for unused gift card amounts in proportion to actual gift card redemptions, which is also referred to as the “redemption recognition” method. The estimated value of gift cards expected to go unused is recognized over the expected period of redemption as the remaining gift card values are redeemed. Utilizing this method, we estimate both the amount of breakage and the time period of redemption. If actual redemption patterns vary from our estimates, actual gift card breakage income may differ from the amounts recorded. We update our estimate of our breakage rate periodically and apply that rate to gift card redemptions.

Food and Beverage Costs

Food and beverage costs include inventory, warehousing, related purchasing and distribution costs and gains and losses on certain commodity derivative contracts. Vendor allowances received in connection with the purchase of a vendor’s products are recognized as a reduction of the related food and beverage costs as earned. Advance payments are made by the vendors based on estimates of volume to be purchased from the vendors and the terms of the agreement. As we make purchases from the vendors each period, we recognize the pro rata portion of allowances earned as a reduction of food and beverage costs for that period. Differences between estimated and actual purchases are settled in accordance with the terms of the agreements. Vendor agreements are generally for a period of one year or more and payments received are initially recorded as long-term liabilities. Amounts which are expected to be earned within one year are recorded as current liabilities.

Income Taxes

We provide for federal and state income taxes currently payable as well as for those deferred because of temporary differences between reporting income and expenses for financial statement purposes versus tax purposes. Federal income tax credits are recorded as a reduction of income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in earnings in the period that includes the enactment date. Interest recognized in accordance with reserves for uncertain tax positions is included in interest, net in our consolidated statements of earnings. A corresponding liability for accrued interest is included as a component of other current liabilities in our consolidated balance sheets. Penalties, when incurred, are recognized in selling, general and administrative expenses.

ASC Topic 740, Income Taxes, requires that a position taken or expected to be taken in a tax return be recognized (or derecognized) in the financial statements when it is more likely than not (i.e., a likelihood of more than fifty percent) that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. See Note 16 - Income Taxes for additional information.

Income tax benefits credited to equity relate to tax benefits associated with amounts that are deductible for income tax purposes but do not affect earnings. These benefits are principally generated from employee exercises of non-qualified stock options and vesting of employee restricted stock awards.

Derivative Instruments and Hedging Activities

We use financial and commodities derivatives to manage interest rate, compensation, commodities pricing and foreign currency exchange rate risks inherent in our business operations. Our use of derivative instruments is currently limited to interest rate hedges; equity forwards contracts; commodities futures and options contracts and foreign currency forward contracts. These instruments are generally structured as hedges of forecasted transactions of the variability of cash flows to be paid related to a recognized asset or liability (cash flow hedges). However, we do at times enter into instruments designated as fair value hedges to reduce our exposure to changes in fair value of the related hedged item. We do not enter into derivative instruments for trading or speculative purposes, where changes in the cash flows or fair value of the derivative are not expected to offset changes in cash flows or fair value of the hedged item. However, we have entered into equity forwards to economically hedge changes in the fair value of employee investments in our non-qualified deferred compensation plan and certain commodity futures contracts to economically hedge changes in the value of certain inventory purchases, for which we have not applied hedge accounting. All derivatives are recognized on the balance sheet at fair value. For those derivative instruments for which we intend to elect hedge accounting, on the date the derivative contract is entered into, we document all relationships between hedging instruments and hedged items, as well as our risk-management objective and strategy for undertaking the various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the consolidated balance sheet or to specific forecasted transactions. We also formally assess, both at the hedge’s inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in cash flows of hedged items.

Changes in the fair value of derivatives that are highly effective, and are designated and qualify as cash flow hedges are recorded in other comprehensive income (loss) until earnings are affected by the variability in cash flows of the designated hedged item. Where applicable, we discontinue hedge accounting prospectively when it is determined that the derivative is no longer effective in offsetting changes in the cash flows or fair value of the hedged item or the derivative is terminated. Any changes in the fair value of a derivative where hedge accounting has not been elected, where there is ineffectiveness or where the originally forecasted cash flows are no longer probable of occurring are recognized immediately in earnings. Cash flows related to derivatives are included in operating activities. See Note 10 – Derivative Instruments and Hedging Activities for additional information.

Leases

For operating leases, we recognize rent expense on a straight-line basis over the expected lease term, including cancelable option periods where failure to exercise the options would result in an economic penalty to the Company. Differences between amounts paid and amounts expensed are recorded as deferred rent. Capital leases are recorded as an asset and an obligation at an amount equal to the present value of the minimum lease payments during the lease term. Within the provisions of certain of our leases, there are rent holidays and escalations in payments over the base lease term, as well as renewal periods. The effects of the holidays and escalations have been reflected in rent expense on a straight-line basis over the expected lease term, which includes cancelable option periods where failure to exercise such options would result in an economic penalty to the Company. The lease term commences on the date when we have the right to control the use of the leased property, which is typically before rent payments are due under the terms of the lease. Many of our leases have renewal periods totaling five to 20 years, exercisable at our option and require payment of property taxes, insurance and maintenance costs in addition to the rent payments. The consolidated financial statements reflect the same lease term for amortizing leasehold improvements as we use to determine capital versus operating lease classifications and in calculating straight-line rent expense for each restaurant. Percentage rent expense is generally based on sales levels and is accrued at the point in time we determine that it is probable that such sales levels will be achieved. Amortization expense related to capital leases is included in depreciation and amortization expense on our consolidated statements of earnings.

Pre-Opening Expenses

Non-capital expenditures associated with opening new restaurants are expensed as incurred.

Advertising

Production costs of commercials are charged to operations in the fiscal period the advertising is first aired. The costs of programming and other advertising, promotion and marketing programs are charged to operations in the fiscal period incurred. Advertising expense related to continuing operations, included in selling, general and administrative expenses, amounted to  $311.9 million,  $308.3 million and  $257.8 million in fiscal 2010, 2009 and 2008, respectively.

Stock-Based Compensation

We recognize the cost of employee service received in exchange for awards of equity instruments based on the grant date fair value of those awards. We utilize the Black-Scholes option pricing model to estimate the fair value of awards. We recognize compensation expense on a straight-line basis over the remaining employee service period for awards granted. The weighted-average fair value of non-qualified stock options granted during fiscal 2010, 2009 and 2008 used in computing compensation expense in fiscal 2010, 2009 and 2008 was  $10.74,  $10.52 and  $14.05, respectively. The dividend yield has been estimated based upon our historical results and expectations for changes in dividend rates. The expected volatility was determined using historical stock prices. The risk-free interest rate was the rate available on zero coupon U.S. government obligations with a term approximating the expected life of each grant. The expected life was estimated based on the exercise history of previous grants, taking into consideration the remaining contractual period for outstanding awards. The weighted-average assumptions used in the Black-Scholes model to record stock-based compensation in fiscal 2010, 2009 and 2008 were as follows:

	Stock Options Granted in Fiscal Year
	2010	2009	2008
Risk-free interest rate	2.96%	3.46%	4.63%
Expected volatility of stock	40.6%	34.4%	32.6%
Dividend yield	2.8%	2.1%	1.6%
Expected option life	6.6 years	6.4 years	6.4 years

Net Earnings per Share

Basic net earnings per share are computed by dividing net earnings by the weighted-average number of common shares outstanding for the reporting period. Diluted net earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Outstanding stock options, restricted stock, benefits granted under our Employee Stock Purchase Plan and performance stock units granted by us represent the only dilutive effect reflected in diluted weighted-average shares outstanding. These stock-based compensation instruments do not impact the numerator of the diluted net earnings per share computation.

The following table presents the computation of basic and diluted earnings per common share:

(in millions, except per share data)	Fiscal Year
	2010	2009	2008
Earnings from continuing operations	$407.0	$371.8	$369.5
(Loss) earnings from discontinued operations	(2.5)	0.4	7.7

Net earnings	$404.5	$372.2	$377.2

Average common shares outstanding – Basic	139.3	137.4	140.4
Effect of dilutive stock-based compensation	3.1	3.0	4.7

Average common shares outstanding – Diluted	142.4	140.4	145.1

Basic net earnings per share:
Earnings from continuing operations	$ 2.92	$2.71	$2.63
(Loss) earnings from discontinued operations	(0.02)	—	0.06

Net earnings	$ 2.90	$2.71	$2.69

Diluted net earnings per share:
Earnings from continuing operations	$ 2.86	$2.65	$2.55
(Loss) earnings from discontinued operations	(0.02)	—	0.05
Net earnings	$ 2.84	$2.65	$2.60

Restricted stock and options to purchase 3.3 million shares, 8.2 million shares and 3.2 million shares of common stock were excluded from the calculation of diluted net earnings per share for fiscal 2010, 2009 and 2008, respectively, because the effect would have been anti-dilutive.

Comprehensive Income (Loss)

Comprehensive income (loss) includes net earnings and other comprehensive income (loss) items that are excluded from net earnings under U.S. generally accepted accounting principles. Other comprehensive income (loss) items include foreign currency translation adjustments, the effective unrealized portion of changes in the fair value of cash flow hedges, unrealized gains and losses on our marketable securities classified as held for sale and recognition of the funded status and amortization of unrecognized net actuarial gains and losses related to our pension and other postretirement plans. See Note 13 - Stockholders’ Equity for additional information.

Foreign Currency

The Canadian dollar is the functional currency for our Canadian restaurant operations. Assets and liabilities denominated in Canadian dollars are translated into U.S. dollars using the exchange rates in effect at the balance sheet date. Results of operations are translated using the average exchange rates prevailing throughout the period. Translation gains and losses are reported as a separate component of accumulated other comprehensive income (loss) in stockholders' equity. Aggregate cumulative translation losses were  $2.2 million and  $3.7 million at May 30, 2010 and May 31, 2009, respectively. Gains and losses from foreign currency transactions were not significant for fiscal 2010, 2009 or 2008.

Segment Reporting

As of May 30, 2010, we operated the Red Lobster, Olive Garden, LongHorn Steakhouse, The Capital Grille, Bahama Breeze and Seasons 52 restaurant brands in North America as operating segments. The brands operate principally in the U.S. within the full-service dining industry, providing similar products to similar customers. The brands also possess similar economic characteristics, resulting in similar long-term expected financial performance characteristics. Sales from external customers are derived principally from food and beverage sales. We do not rely on any major customers as a source of sales. We believe we meet the criteria for aggregating our operating segments into a single reporting segment.

Application of New Accounting Standards

We have included reference to previously issued accounting guidance as it was originally issued with reference to the ASC Topic or Subtopic where the respective guidance has been codified within the FASB ASC.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which has been codified into the Fair Value Measurements and Disclosures Topic (Topic 820) of the FASB ASC. Topic 820 defines fair value, establishes a framework for measuring fair value and enhances disclosures about fair value measures required under other accounting pronouncements, but does not change existing guidance as to whether or not an instrument is carried at fair value. For financial assets and liabilities, Topic 820 is effective for fiscal years beginning after November 15, 2007, which required us to adopt these provisions in fiscal 2009. For nonfinancial assets and liabilities, Topic 820 is effective for fiscal years beginning after November 15, 2008, which required us to adopt these provisions in fiscal 2010. The adoption of these provisions of Topic 820 did not have a significant impact on our consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations”, which has been codified into the Business Combinations Topic (Topic 805) of the FASB ASC. Topic 805 provides companies with principles and requirements on how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree as well as the recognition and measurement of goodwill acquired in a business combination. Topic 850 also requires certain disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Acquisition costs associated with the business combination will generally be expensed as incurred. The provisions in Topic 805 are effective for business combinations occurring in fiscal years beginning after December 15, 2008, which required us to adopt these provisions for business combinations occurring in fiscal 2010 and thereafter. This guidance was adopted at the beginning of fiscal 2010 and will be implemented for any future business combinations entered into after the effective date. The adoption did not have a significant impact on our consolidated financial statements.

In June 2008, the FASB issued FASB Staff Position (FSP) EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities”, which has been codified into the Earnings Per Share Topic of the FASB ASC, within Subtopic 260-10. Subtopic 260-10 provides that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. The two-class method is an earnings allocation method for computing earnings per share when an entity’s capital structure includes either two or more classes of common stock or common stock and participating securities. It determines earnings per share based on dividends declared on common stock and participating securities (i.e., distributed earnings) and participation rights of participating securities in any undistributed earnings. This guidance is effective for fiscal years beginning after December 15, 2008, which required us to adopt these provisions in fiscal 2010. The adoption of this guidance did not have a significant impact on our consolidated financial statements.

In December 2008, the FASB issued FSP 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which expands the disclosure requirements about fair value measurements of plan assets for pension plans, postretirement medical plans, and other funded postretirement plans. This guidance has been incorporated into the Compensation-Retirement Benefits Topic of the FASB ASC (Topic 715) and is effective for fiscal years ending after December 15, 2009, which required us to adopt these provisions during the fourth quarter of fiscal 2010. The additional disclosures are included in Note 17 – Retirement Plans.

In April 2009, the FASB issued FSP SFAS No. 107-1 and Accounting Principles Board (APB) Opinion No. 28-1, “Interim Disclosures about Fair Value of Financial Instruments”, which amends SFAS No. 107, “Disclosures about Fair Value of Financial Instruments” and APB Opinion No. 28, “Interim Financial Reporting”, to require disclosures about the fair value of instruments for interim reporting periods. This FSP has been codified into the Financial Instruments Topic of the FASB ASC, within Subtopic 825-10. This guidance is effective for interim reporting periods ending after June 15, 2009, which required us to adopt these provisions during the first quarter of fiscal 2010.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events”, which has been incorporated into the Subsequent Events Topic of the FASB ASC, within Subtopic 855-10. Subtopic 855-10 establishes general standards of accounting for and disclosing events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009, which required that we adopt these provisions in the first fiscal quarter of 2010. In February 2010, the FASB issued ASU 2010-09, “Subsequent Events (Topic 855) – Amendments to Certain Recognition and Disclosure Requirements.” This update removes the definition of a public entity from the ASC and amends disclosure requirements by only requiring those entities that do not file or furnish financial statements with the Securities Exchange Commission to disclose the date through which subsequent events have been evaluated.

In July 2009, the FASB issued SFAS No. 168, “FASB Accounting Standards Codification”, as the single source of authoritative nongovernmental U.S. GAAP. As a result, all existing accounting standard documents have been superseded. All other accounting literature not included in the ASC will be considered non-authoritative. The ASC did not change GAAP but instead combined all authoritative guidance into a comprehensive, topically organized structure. Upon adoption of the ASC, this statement is now codified in FASB ASC Topic 105, “Generally Accepted Accounting Principles.” This statement is effective for interim and annual periods ending after September 15, 2009, which required us to adopt this statement during the second fiscal quarter of 2010. The adoption of this Statement did not impact the consolidated financial statements but does require that all references to authoritative accounting literature be referenced in accordance with the FASB ASC.

In January 2010, the FASB issued Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements, which required additional disclosure of significant transfers in and out of instruments categorized as Level 1 and 2 in the Fair Value hierarchy. This update also clarified existing disclosure requirements by defining the level of disaggregation of instruments into classes as well as additional disclosure around the valuation techniques and inputs used to measure fair value. This update is effective for interim and annual reporting periods beginning after December 15, 2009, which required us to adopt this update during the fourth quarter of 2010. The additional disclosures are included in Note 11 – Fair Value Measurements.

DISCONTINUED OPERATIONS	12 Months Ended
May 30, 2010
DISCONTINUED OPERATIONS

NOTE 2 – DISCONTINUED OPERATIONS

During fiscal 2007, we closed nine under-performing Bahama Breeze restaurants and announced the closure of 54 Smokey Bones and two Rocky River Grillhouse restaurants, as well as our intention to offer the remaining 73 operating Smokey Bones restaurants for sale. During fiscal 2008, we closed on the sale of the 73 operating Smokey Bones restaurants to Barbeque Integrated, Inc., an affiliate of Sun Capital Partners, Inc., a worldwide private investment firm, for  $82.0 million, net of selling costs of approximately  $1.8 million. As a result we recognized a gain on the sale of  $18.0 million, which is included in earnings from discontinued operations for the fiscal year ended May 25, 2008.

For fiscal 2010, 2009 and 2008, all gains and losses on disposition, impairment charges and disposal costs, along with the sales, costs and expenses and income taxes attributable to these restaurants have been aggregated to a single caption entitled (losses) earnings from discontinued operations, net of tax (benefit) expense in our consolidated statements of earnings for all periods presented. (Losses) earnings from discontinued operations, net of tax (benefit) expense on our accompanying consolidated statements of earnings are comprised of the following:

(in millions)	Fiscal Year Ended
	May 30, 2010	May 31, 2009	May 25, 2008

Sales	$ —	$ —	$ 120.7
(Losses) earnings before income taxes	(4.0)	0.6	10.7
Income tax benefit (expense)	1.5	(0.2)	(3.0)
Net (losses) earnings from discontinued operations	$ (2.5)	$ 0.4	$ 7.7

As of May 30, 2010 and May 31, 2009, we had  $11.0 million and  $14.7 million, respectively, of assets associated with the closed restaurants reported as discontinued operations, which are included in land, buildings and equipment, net on the accompanying consolidated balance sheets.

RECEIVABLES, NET	12 Months Ended
May 30, 2010
RECEIVABLES, NET

NOTE 3 - RECEIVABLES, NET

Accounts receivable is primarily comprised of amounts owed to us from the sale of gift cards in national retail outlets and receivables from national storage and distribution companies with which we contract to provide services that are billed to us on a per-case basis. In connection with these services, certain of our inventory items are conveyed to these storage and distribution companies to transfer ownership and risk of loss prior to delivery of the inventory to our restaurants. We reacquire these items when the inventory is subsequently delivered to our restaurants. These transactions do not impact the consolidated statements of earnings. Receivables from national retail outlets and national storage and distribution companies amounted to  $42.7 million and  $34.4 million at May 30, 2010 and May 31, 2009, respectively. The allowance for doubtful accounts associated with all of our receivables amounted to  $3.6 million at May 30, 2010 and May 31, 2009.

ASSET IMPAIRMENT, NET	12 Months Ended
May 30, 2010
ASSET IMPAIRMENT, NET

NOTE 4 –ASSET IMPAIRMENT, NET

During fiscal 2010 we recorded  $6.2 million of long-lived asset impairment charges primarily related to the write-down of assets held for disposition based on updated valuations, the permanent closure of three Red Lobsters and three LongHorn Steakhouses and the write-down of two LongHorn Steakhouses and one Olive Garden based on an evaluation of expected cash flows. During fiscal 2009 we recorded  $12.0 million of long-lived asset impairment charges primarily related to the write-down of assets held for disposition, the permanent closure of one LongHorn Steakhouse and the write-down of another LongHorn Steakhouse based on an evaluation of expected cash flows. During fiscal 2008 we recorded no long-lived asset impairment charges. These costs are included in asset impairment, net as a component of earnings from continuing operations in the accompanying consolidated statements of earnings for fiscal 2010, 2009 and 2008. Impairment charges were measured based on the amount by which the carrying amount of these assets exceeded their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets and estimates of future cash flows.

The results of operations for all Red Lobster, Olive Garden and LongHorn restaurants permanently closed in fiscal 2010, 2009 and 2008 that would otherwise have met the criteria for discontinued operations reporting are not material to our consolidated financial position, results of operations or cash flows and, therefore, have not been presented as discontinued operations.

LAND, BUILDINGS AND EQUIPMENT, NET	12 Months Ended
May 30, 2010
LAND, BUILDINGS AND EQUIPMENT, NET

NOTE 5 - LAND, BUILDINGS AND EQUIPMENT, NET

The components of land, buildings and equipment, net, are as follows:

(in millions)	May 30, 2010	May 31, 2009
Land	$ 775.2	$ 769.1
Buildings	3,371.6	3,078.8
Equipment	1,385.5	1,302.8
Assets under capital leases	68.6	68.6
Construction in progress	135.6	209.8
Total land, buildings and equipment	5,736.5	5,429.1
Less accumulated depreciation and amortization	(2,323.3)	(2,116.5)
Less amortization associated with assets under capital leases	(9.5)	(5.9)
Land, buildings and equipment, net	$3,403.7	$3,306.7

Our restaurant support center facility houses all of our executive offices, shared service functions and brand administrative personnel. On August 24, 2006, we completed the sale and leaseback of our previous restaurant support center facility for  $45.2 million. The transaction was completed in anticipation of moving the restaurant support center facility to a new facility which occurred approximately three years from the date of sale. As a result of the sale and subsequent leaseback of the restaurant support center facility, we recorded a  $15.2 million deferred gain, which was recognized over the three-year leaseback period on a straight-line basis. During fiscal 2010, fiscal 2009 and fiscal 2008, we recognized gains of  $2.7 million,  $4.6 million and  $5.1 million, respectively, on the sale of the restaurant support center facility, which is included as a reduction of selling, general and administrative expenses in our consolidated statements of earnings.

OTHER ASSETS	12 Months Ended
May 30, 2010
OTHER ASSETS

NOTE 6 - OTHER ASSETS

The components of other assets are as follows:

(in millions)	May 30, 2010	May 31, 2009
Trust-owned life insurance	$ 52.8	$ 35.7
Capitalized software costs, net	23.6	22.7
Liquor licenses	42.3	40.9
Acquired below-market leases, net	18.9	21.5
Loan costs, net	14.3	16.8
Marketable securities	31.7	38.6
Miscellaneous	10.3	14.4
Total other assets	$193.9	$190.6

SHORT-TERM DEBT	12 Months Ended
May 30, 2010
SHORT-TERM DEBT

NOTE 7 – SHORT-TERM DEBT

As of May 30, 2010 we had no short-term debt outstanding. As of May 31, 2009, short-term debt consisted of  $150.0 million of borrowings under the Revolving Credit Agreement (as defined in Note 9 – Long-Term Debt).

OTHER CURRENT LIABILITIES	12 Months Ended
May 30, 2010
OTHER CURRENT LIABILITIES

NOTE 8 - OTHER CURRENT LIABILITIES

The components of other current liabilities are as follows:

(in millions)	May 30, 2010	May 31, 2009
Non-qualified deferred compensation plan	$158.1	$132.1
Sales and other taxes	51.5	61.0
Insurance-related	80.7	75.6
Miscellaneous	50.3	63.1
Employee benefits	32.9	23.5
Accrued interest	17.7	17.0
Total other current liabilities	$391.2	$372.3

LONG-TERM DEBT	12 Months Ended
May 30, 2010
LONG-TERM DEBT

NOTE 9 - LONG-TERM DEBT

The components of long-term debt are as follows:

(in millions)	May 30, 2010	May 31, 2009
4.875% senior notes due August 2010	$ 150.0	$ 150.0
7.450% medium-term notes due April 2011	75.0	75.0
5.625% senior notes due October 2012	350.0	350.0
7.125% debentures due February 2016	100.0	100.0
6.200% senior notes due October 2017	500.0	500.0
6.000% senior notes due August 2035	150.0	150.0
6.800% senior notes due October 2037	300.0	300.0
ESOP loan with variable rate of interest (0.65% at May 30, 2010) due December 2018	9.8	11.6
Total long-term debt	1,634.8	1,636.6
Fair value hedge	3.8	1.3
Less issuance discount	(4.9)	(5.6)
Total long-term debt less issuance discount	1,633.7	1,632.3
Less current portion	(225.0)	—
Long-term debt, excluding current portion	$1,408.7	$1,632.3

We maintain a  $750.0 million revolving credit facility under a Credit Agreement (Revolving Credit Agreement) dated September 20, 2007 with Bank of America, N.A. (BOA), as administrative agent, and the lenders (Revolving Credit Lenders) and other agents party thereto. The Revolving Credit Agreement is a senior unsecured debt obligation of the Company and contains customary representations, affirmative and negative covenants (including limitations on liens and subsidiary debt, and a maximum consolidated lease adjusted total debt to total capitalization ratio of 0.75 to 1.00) and events of default usual for credit facilities of this type. As of May 30, 2010, we were in compliance with all covenants under the Revolving Credit Agreement.

The Revolving Credit Agreement matures on September 20, 2012, and the proceeds may be used for commercial paper back-up, working capital and capital expenditures, the refinancing of certain indebtedness as well as general corporate purposes. The Revolving Credit Agreement also contains a sub-limit of  $150.0 million for the issuance of letters of credit. The borrowings and letters of credit obtained under the Revolving Credit Agreement may be denominated in U.S. Dollars, Euro, Sterling, Yen, Canadian Dollars and each other currency approved by the Revolving Credit Lenders. The Company may elect to increase the commitments under the Revolving Credit Agreement by up to  $250.0 million (to an aggregate amount of up to  $1.0 billion), subject to the Company obtaining commitments from new and existing lenders for the additional amounts.

Loans under the Revolving Credit Agreement bear interest at a rate of LIBOR plus a margin determined by reference to a ratings-based pricing grid, or the base rate (which is defined as the higher of the BOA prime rate and the Federal Funds rate plus 0.500 percent). Assuming a “BBB” equivalent credit rating level, the applicable margin under the Revolving Credit Agreement will be 0.350 percent. We may also request that loans under the Revolving Credit Agreement be made at interest rates offered by one or more of the Revolving Credit Lenders, which may vary from the LIBOR or base rate, for up to  $100.0 million of borrowings. The Revolving Credit Agreement requires that we pay a facility fee on the total amount of the facility (ranging from 0.070 percent to 0.175 percent, based on our credit ratings) and, in the event that the outstanding amounts under the Revolving Credit Agreement exceeds 50 percent of the aggregate commitments under the Revolving Credit Agreement, a utilization fee on the total amount outstanding under the facility (ranging from 0.050 percent to 0.150 percent, based on our credit ratings). As of May 30, 2010, we had no outstanding balances under the Revolving Credit Agreement. As of May 30 2010,  $58.4 million of letters of credit were outstanding, which are backed by this facility.

In September 2008, Lehman Brothers Holdings Inc. (Lehman Brothers) and certain of its subsidiaries filed for bankruptcy protection. A subsidiary of Lehman Brothers was one of the Revolving Credit Lenders under our Revolving Credit Agreement with a commitment of  $50.0 million, and defaulted on its obligation to fund our request for borrowings under the Revolving Credit Agreement. Accordingly, our ability to borrow under the Revolving Credit Agreement effectively was reduced by the amount of Lehman Brothers’ commitment. In April 2010, however, Lehman’s commitment was assigned to another then-existing Revolving Credit Lender, so the aggregate commitments available under our facility have been restored to  $750.0 million. After consideration of borrowings currently outstanding and letters of credit backed by the Revolving Credit Agreement, as of May 30, 2010, we had  $691.6 million of credit available under the Revolving Credit Agreement.

The interest rates on our  $350.0 million of unsecured 5.625 percent senior notes due October 2012,  $500.0 million of unsecured 6.200 percent senior notes due October 2017 and  $300.0 million of unsecured 6.800 percent senior notes due October 2037 (collectively, the New Senior Notes) is subject to adjustment from time to time if the debt rating assigned to the series of the New Senior Notes is downgraded below a certain rating level (or subsequently upgraded). The maximum adjustment is 2.000 percent above the initial interest rate and the interest rate cannot be reduced below the initial interest rate. As of May 30, 2010, no adjustments to these interest rates had been made. We may redeem any series of the New Senior Notes at any time in whole or from time to time in part, at the principal amount plus a make-whole premium. If we experience a change of control triggering event, we may be required to purchase the New Senior Notes from the holders.

All of our long-term debt currently outstanding is expected to be repaid entirely at maturity with interest being paid semi-annually over the life of the debt. The aggregate maturities of long-term debt for each of the five fiscal years subsequent to May 30, 2010, and thereafter are  $225.0 million in 2011,  $0.0 million in 2012,  $350.0 million in 2013,  $0.0 million in 2014,  $0.0 million in 2015 and  $1.06 billion thereafter.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	12 Months Ended
May 30, 2010
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

NOTE 10 – DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

We enter into derivative instruments for risk management purposes only, including derivatives designated as hedging instruments as required by the Derivatives and Hedging Topic of the FASB ASC, and those utilized as economic hedges. We use financial and commodities derivatives to manage interest rate, compensation and commodities pricing and foreign currency exchange rate risks inherent in our business operations. Our use of derivative instruments is currently limited to interest rate hedges; equity forwards contracts; commodities futures and options contracts and foreign currency forward contracts. By using these instruments, we expose ourselves, from time to time, to credit risk and market risk. Credit risk is the failure of the counterparty to perform under the terms of the derivative contract. When the fair value of a derivative contract is positive, the counterparty owes us, which creates credit risk for us. We minimize this credit risk by entering into transactions with high quality counterparties. We currently do not have any provisions in our agreements with counterparties that would require either party to hold or post collateral in the event that the market value of the related derivative instrument exceeds a certain limit. As such, the maximum amount of loss due to counterparty credit risk we would incur at May 30, 2010, if counterparties to the derivative instruments failed completely to perform, would approximate the values of derivative instruments currently recognized as assets in our consolidated balance sheet. Market risk is the adverse effect on the value of a financial instrument that results from a change in interest rates, commodity prices, or the market price of our common stock. We minimize this market risk by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken. See Note 1 – Summary of Significant Accounting Policies for additional information.

Natural Gas Commodity Contracts

We enter into natural gas swap contracts to reduce the risk of variability in cash flows associated with fluctuations in the price of natural gas during the fiscal year. For a certain portion of our natural gas purchases, changes in the price we pay for natural gas is highly correlated with changes in the market price of natural gas. For these natural gas purchases, we designate natural gas swap derivative contracts as cash flow hedging instruments. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value are not included in current earnings but are included in accumulated other comprehensive income (loss), net of tax. These changes in fair value are subsequently reclassified into earnings as a component of restaurant expenses when the natural gas is purchased and used by us in our operations. Ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs. As of May 30, 2010 and May 31, 2009, we were party to natural gas swap contracts designated as effective cash flow hedging instruments with notional values of  $3.2 million and  $9.9 million, respectively. For the remaining portion of our natural gas purchases, changes in the price we pay for natural gas are not highly correlated with changes in the market price of natural gas, generally due to the timing of when changes in the market prices are reflected in the price we pay. For these natural gas purchases, we utilize natural gas swap contracts as economic hedges. All changes in the fair value of our economic hedge contracts are recorded currently in earnings in the period in which they occur. As of May 30, 2010 and May 31, 2009, we were party to natural gas swap contracts, which were not designated as cash flow hedging instruments, with notional values of  $0.6 million and  $1.3 million, respectively.

Other Commodity Contracts

We enter into other commodity futures and swaps (typically for soybean oil, milk, gasoline, diesel fuel and butter) to reduce the risk of fluctuations in the price we pay for these commodities, which are either used directly in our restaurants (e.g., class III milk contracts for cheese and soybean oil for salad dressing) or are components of the cost we pay for items used in our restaurants (e.g., diesel fuel contracts to mitigate risk related to diesel fuel surcharges charged by our distributors). To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, and otherwise meet the hedge accounting criteria required by the Derivatives and Hedging Topic of the FASB ASC, changes in the derivatives’ fair value are not included in current earnings but are included in accumulated other comprehensive income (loss), net of tax. These changes in fair value will subsequently be reclassified into earnings as a component of food and beverage costs when the product is purchased for use in our restaurants. Ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs. As of May 30, 2010 and May 31, 2009, we were not party to commodity contracts designated as effective cash flow hedging instruments. To the extent the hedge accounting criteria is not met, the commodity contracts are utilized as economic hedges and changes in the fair value of these contracts are recorded currently in earnings in the period in which they occur. As of May 30, 2010 and May 31, 2009, we were party to commodity contracts not designated as cash flow hedging instruments, with notional values of  $4.2 million and  $0.3 million, respectively.

Foreign Currency Forward Contracts

We enter into foreign currency forward contracts to reduce the risk of fluctuations in exchange rates specifically related to forecasted transactions or payments made in a foreign currency either for commodities and items used directly in our restaurants or for forecasted payments of services. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, and otherwise meet the hedge accounting criteria, changes in the derivatives’ fair value are not included in current earnings but are included in accumulated other comprehensive income (loss), net of tax. These changes in fair value will subsequently be reclassified into earnings as a component of food and beverage costs or selling, general and administrative expense when the forecasted transaction or payment is made. Ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs. As of May 30, 2010 and May 31, 2009, we were party to commodity contracts designated as effective cash flow hedging instruments with notional values of  $18.9 million and  $4.3 million, respectively.

Interest Rate Locks

We entered into treasury-lock derivative instruments with  $150.0 million of notional value to hedge a portion of the risk of changes in the benchmark interest rate associated with the expected issuance of long-term debt to refinance our  $150.0 million 4.875 percent senior notes due August 2010 and our  $75.0 million 7.450 percent medium-term notes due April 2011, as changes in the benchmark interest rate will cause variability in our forecasted interest payments. These derivative instruments are designated as cash flow hedges and to the extent they are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value are not included in current earnings but are included in accumulated other comprehensive income (loss), net of tax. These changes in fair value will subsequently be reclassified into earnings as a component of interest expense as interest is incurred on the forecasted debt issuance. Ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs.

We entered into treasury-lock derivative instruments with  $550.0 million of notional value to hedge a portion of the risk of changes in the benchmark interest rate prior to the issuance of the New Senior Notes, as changes in the benchmark interest rate would cause variability in our forecasted interest payments. These instruments were all settled at the issuance of the New Senior Notes during the quarter ended August 24, 2008 for a cumulative gain of  $6.2 million. These instruments were designated as effective cash flow hedges, therefore, the gain was recorded in accumulated other comprehensive income (loss) and is reclassified into earnings as a reduction to interest expense as interest on the New Senior Notes or similar debt is incurred.

Interest Rate Swaps

During fiscal 2010, we entered into interest rate swap agreements with  $375.0 million of notional value to limit the risk of changes in fair value of our  $150.0 million 4.875 percent senior notes due August 2010,  $75.0 million 7.450 percent medium-term notes due April 2011, and a portion of the  $350 million 5.625 percent senior notes due October 2012 attributable to changes in the benchmark interest rate, between now and maturity of the related debt. The swap agreements effectively swap the fixed rate obligations for floating rate obligations, thereby mitigating changes in fair value of the related debt prior to maturity. The swap agreements were designated as fair value hedges of the related debt and met the requirements to be accounted for under the short-cut method, resulting in no ineffectiveness in the hedging relationship. Gains and losses on the interest rate swap agreements used to hedge the fair value of the related debt are recognized in earnings, as are the losses and gains associated with the changes in fair value of the related debt. In addition, the net swap settlements that accrue each period are reported in interest expense. During the fiscal year ended May 30, 2010,  $3.4 million was recorded as a reduction to interest expense related to these net swap settlements.

During fiscal 2009, we entered into interest rate swap agreements with  $225.0 million of notional value to limit the risk of changes in fair value of our  $150.0 million senior notes due August 2010 and  $75.0 million medium-term notes due April 2011 attributable to changes in the benchmark interest rate, between now and maturity of the related debt. The swap agreements effectively swap the fixed rate obligations for floating rate obligations, thereby mitigating changes in fair value of the related debt prior to maturity. The swap agreements were designated as fair value hedges of the related debt and met the requirements to be accounted for under the short-cut method, resulting in no ineffectiveness in the hedging relationship. During fiscal 2009, we terminated these interest rate swap agreements for a gain of approximately  $1.9 million, which will be recorded as a reduction to interest expense over the remaining life of the related long-term debt.

During fiscal 2005 and fiscal 2004, we entered into interest rate swap agreements to hedge the risk of changes in interest rates on the cost of a future issuance of fixed-rate debt. The swaps, which had a  $100.0 million notional principal amount of indebtedness, were used to hedge a portion of the interest payments associated with  $150.0 million of unsecured 4.875 percent senior notes due in August 2010, which were issued in August 2005. The swaps were settled at the time of the related debt issuance with a net loss of  $1.2 million being recognized in accumulated other comprehensive income (loss). The net loss on the swaps is being amortized into earnings as an adjustment to interest expense over the same period in which the related interest costs on the related debt issuance are being recognized in earnings.

We also had interest rate swaps with a notional amount of  $200.0 million, which we used to convert variable rates on our long-term debt to fixed rates effective May 30, 1995, related to the issuance of our  $150.0 million 6.375 percent notes due February 2006 and our  $100.0 million 7.125 percent debentures due February 2016. We received the one-month commercial paper interest rate and paid fixed-rate interest ranging from 7.51 percent to 7.89 percent. The swaps were settled during January 1996 at a cost to us of  $27.7 million. A portion of the cost was recognized as an adjustment to interest expense over the term of our 10-year 6.375 percent notes that were settled at maturity in February 2006. The remaining portion continues to be recognized as an adjustment to interest expense over the term of our 20-year 7.125 percent debentures due 2016.

Equity Forwards

We enter into equity forward contracts to hedge the risk of changes in future cash flows associated with the unvested, unrecognized Darden stock units. The equity forward contracts will be settled at the end of the vesting periods of their underlying Darden stock units, which range between four and five years. The contracts were initially designated as cash flow hedges to the extent the Darden stock units are unvested and, therefore, unrecognized as a liability in our financial statements. In total, the equity forward contracts are indexed to 0.8 million shares of our common stock, at varying forward rates between  $27.57 per share and  $41.17 per share and can only be net settled in cash. To the extent the equity forward contracts are effective in offsetting the variability of the hedged cash flows, changes in the fair value of the equity forward contracts are not included in current earnings but are reported as accumulated other comprehensive income (loss). As the Darden stock units vest, we will de-designate that portion of the equity forward contract that no longer qualifies for hedge accounting and changes in fair value associated with that portion of the equity forward contract will be recognized in current earnings. We periodically incur interest on the notional value of the contracts and receive dividends on the underlying shares. These amounts are recognized currently in earnings as they are incurred.

We entered into equity forward contracts to hedge the risk of changes in future cash flows associated with employee-directed investments in Darden stock within the non-qualified deferred compensation plan. The equity forward contracts are indexed to 0.2 million shares of our common stock at forward rates between  $23.41 and  $37.44 per share, can only be net settled in cash and expire between fiscal 2011 and 2013. We did not elect hedge accounting with the expectation that changes in the fair value of the equity forward contracts would offset changes in the fair value of the Darden stock investments in the non-qualified deferred compensation plan within selling, general and administrative expenses in our consolidated statements of earnings.

The fair value of our derivative instruments as of May 30, 2010 and May 31, 2009, is as follows:

(in millions)	Balance Sheet Location	Derivative Assets		Derivative Liabilities
		May 30, 2010	May 31, 2009	May 30, 2010	May 31, 2009
Derivative contracts designated as hedging instruments

Commodity contracts	(1)	$ —	$ —	$ (0.6)	$ (2.4)
Equity forwards	(1)	—	0.4	(0.4)	—
Interest rate related	(1)	3.4	—	(10.5)	(2.8)
Foreign currency forwards	(1)	1.1	0.8	—	—
		$ 4.5	$ 1.2	$ (11.5)	$ (5.2)
Derivative contracts not designated as hedging instruments

Commodity contracts	(1)	$ —	$ —	$ —	$ (0.8)
Equity forwards	(1)	—	1.0	(0.6)	—
		$ —	$ 1.0	$ (0.6)	$ (0.8)
Total derivative contracts		$ 4.5	$ 2.2	$ (12.1)	$ (6.0)

(1)	Derivative assets and liabilities are included in Prepaid Expenses and Other Current Assets and Other Current Liabilities, respectively, on our consolidated balance sheets.

The effect of derivative instruments in cash flow hedging relationships on the consolidated statements of earnings for the years ended May 30, 2010 and May 31, 2009, are as follows:

(in millions)	Amount of Gain (Loss) Recognized in AOCI (effective portion)		Location of Gain (Loss) Reclassified from AOCI to Income		Amount of Gain (Loss) Reclassified from AOCI to Income (effective portion)		Location of Gain (Loss) Recognized in Income (ineffective portion)		(1) Amount of Gain (Loss) Recognized in Income (ineffective portion)
	2010	2009			2010	2009			2010	2009
Commodity contracts	$(2.1)	$(8.7)	Cost of Sales	(2)	$(3.8)	$(6.1)	Cost of Sales	(2)	$—	$—
Equity forwards	3.9	1.2	Cost of Sales and SG&A	(3)	—	—	Cost of Sales and SG&A	(3)	0.3	—
Interest rate	(7.7)	(6.9)	Interest, net		0.5	(1.3)	Interest, net		—	—
Foreign currency forwards	1.3	0.8	Cost of Sales and SG&A	(4)	1.1	—	Cost of Sales and SG&A	(4)	—	—
	$(4.6)	$(13.6)			$(2.2)	$(7.4)			$0.3	$—

(1)

Generally, all of our derivative instruments designated as cash flow hedges have some level of ineffectiveness, which is recognized currently in earnings. However, as these amounts are generally nominal and our consolidated financial statements are presented “in millions,” these amounts will generally appear as zero in this tabular presentation.

(2)

Location of gain (loss) reclassified from AOCI to income as well as the gain (loss) recognized in income for the ineffective portion of the hedge is food and beverage costs and restaurant expenses, which are components of cost of sales.

(3)

Location of gain (loss) reclassified from AOCI to income as well as the gain (loss) recognized in income for the ineffective portion of the hedge is restaurant labor expenses, which is a component of cost of sales, and selling, general and administrative expenses.

(4)

Location of gain (loss) reclassified from AOCI to income as well as the gain (loss) recognized in income for the ineffective portion of the hedge is food and beverage costs, which is a component of cost of sales, and selling, general and administrative expenses.

The effects of derivative instruments in fair value hedging relationships on the consolidated statements of earnings for the years ended May 30, 2010 and May 31, 2009, are as follows:

(in millions)
Derivatives in Fair Value Hedging Relationships	Amount of Gain (Loss) Recognized in Income on Derivatives		Location of Gain (Loss) Recognized in Income on Derivatives	Hedged Item in Fair Value Hedge Relationship	Amount of Gain (Loss) Recognized in Income on Related Hedged Item			Location of Gain (Loss) Recognized in Income on Related Hedged Item
	Year Ended				Year Ended
	May 30, 2010	May 31, 2009			May 30, 2010		May 31, 2009
Interest rate	$ 3.4	—	Interest, net	Fixed-rate debt		$(3.4)	—	Interest, net
	$ 3.4	—				$(3.4)	—

The effect of derivatives not designated as hedging instruments on the consolidated statements of earnings for the years ended May 30, 2010 and May 31, 2009, are as follows:

(in millions)	Location of Gain (Loss) Recognized in Income on	Amount of Gain (Loss) Recognized in Income
	Derivatives	May 30, 2010	May 31, 2009
Commodity contracts	Cost of Sales (1)	$ (0.2)	$ (5.0)
Equity forwards	Cost of Sales (2)	2.2	2.1
Equity forwards	Selling, General and Administrative	1.3	0.9
		$ 3.3	$ (2.0)

(1)	Location of gain (loss) recognized in income is food and beverage costs and restaurant expenses, which are components of cost of sales.

(2)	Location of gain (loss) recognized in income is restaurant labor expenses, which is a component of cost of sales.

Based on the fair value of our derivative instruments designated as cash flow hedges as of May 30, 2010, we expect to reclassify  $0.2 million of net losses on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next twelve months based on the timing of our forecasted commodity purchases and maturity of equity forward instruments. However, the amounts ultimately realized in earnings will be dependent on the fair value of the contracts on the settlement dates. We are currently party to foreign currency forward contracts designated as cash flow hedges to mitigate the risk of variability in our cash flows from fluctuations in exchange rates specifically related to forecasted payments for services through August 2011.

FAIR VALUE MEASUREMENTS	12 Months Ended
May 30, 2010
FAIR VALUE MEASUREMENTS

NOTE 11 – FAIR VALUE MEASUREMENTS

The fair values of cash equivalents, accounts receivable, accounts payable and short-term debt approximate their carrying amounts due to their short duration.

The following table summarizes the fair values of financial instruments measured at fair value on a recurring basis at May 30, 2010:

Items Measured at Fair Value
(in millions)		Fair Value of assets (liabilities) at May 30, 2010	Quoted prices in active market for identical assets (liabilities) (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Fixed-income securities: Corporate bonds	(1)	$ 15.8	$ —	$ 15.8	$ —
U.S. Treasury securities	(2)	10.1	10.1	—	—
Mortgage-backed securities	(3)	5.8	—	5.8	—
Derivatives:
Commodities swaps & futures	(4)	(0.7)	—	(0.7)	—
Equity forwards	(5)	(1.0)	—	(1.0)	—
Interest rate locks & swaps	(6)	(7.0)	—	(7.0)	—
Foreign currency forwards	(7)	1.1	—	1.1	—
Total		$ 24.1	$ 10.1	$ 14.0	$ —

(1)

The fair value of our corporate bonds is based on the closing market prices of the investments when applicable, or, alternatively, valuations utilizing market data and other observable inputs, inclusive of the risk of nonperformance.

(2)	The fair value of our U.S. Treasury securities is based on the closing market prices.

(3)

The fair value of our mortgage-backed securities is based on the closing market prices of the investments when applicable, or, alternatively, valuations utilizing market data and other observable inputs, inclusive of the risk of nonperformance.

(4)	The fair value of our commodities swaps and futures is based on the closing futures market prices of the contracts, inclusive of the risk of nonperformance.
(5)	The fair value of our equity forwards is based on the closing market value of Darden stock, inclusive of the risk of nonperformance.
(6)

The fair value of our interest rate lock and swap agreements is based on the present value of expected future cash flows, inclusive of the risk of nonperformance, using a discount rate appropriate for the duration.

(7)	The fair value of our foreign currency forward contracts is based on the closing forward exchange market prices, inclusive of the risk of nonperformance.

The carrying value and fair value of long-term debt, including the amounts included in current liabilities, at May 30, 2010 was  $1.63 billion and  $1.71 billion, respectively. The carrying value and fair value of long-term debt at May 31, 2009 was  $1.63 billion and  $1.49 billion, respectively. The fair value of long-term debt is determined based on market prices or, if market prices are not available, the present value of the underlying cash flows discounted at our incremental borrowing rates.

The following table summarizes the fair values of non-financial assets measured at fair value on a non-recurring basis at May 30, 2010:

		Items Measured at Fair Value
(in millions)		Fair Value of assets at May 30, 2010	Quoted prices in active market for identical assets (liabilities) (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Long-lived assets held for disposal	(1)	$ 13.3	$ —	$ —	$ 13.3
Long-lived assets held and used	(2)	1.6	—	—	1.6
Total		$ 14.9	$ —	$ —	$ 14.9

(1)

In accordance with the provisions of ASC Topic 360, long-lived assets held for disposal with a carrying amount of  $17.6 were written down to their fair value of  $13.3 million, resulting in an impairment charge of  $4.3 million, of which  $3.2 was included in earnings from continuing operations and  $1.1 million was included in losses from discontinued operations.

(2)

In accordance with the provisions of ASC Topic 360, long-lived assets held and used with a carrying amount of  $2.9 million were written down to their fair value of  $1.6 million, resulting in an impairment charge of  $1.3 million, which was included in earnings from continuing operations.

FINANCIAL INSTRUMENTS	12 Months Ended
May 30, 2010
FINANCIAL INSTRUMENTS

NOTE 12 - FINANCIAL INSTRUMENTS

Marketable securities are carried at fair value and consist of  $31.7 million of available-for-sale securities related to insurance funding requirements for our workers compensation and general liability claims. The following table summarizes cost and market value for our securities that qualify as available-for-sale as of May 30, 2010:

(in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Market Value
Available-for-sale securities	$ 31.3	$ 0.4	$ —	$ 31.7

Earnings include insignificant realized gains and loss from sales of available-for-sale securities. At May 30, 2010, the scheduled maturities of our available-for-sale securities are as follows:

(in millions)	Cost	Market Value
Less than 1 year	$ 3.5	$ 3.5
1 to 3 years	20.3	20.5
3 to 5 years	7.5	7.7
Total	$ 31.3	$ 31.7

STOCKHOLDERS' EQUITY	12 Months Ended
May 30, 2010
STOCKHOLDERS' EQUITY

NOTE 13 - STOCKHOLDERS' EQUITY

Treasury Stock

On June 16, 2006, our Board of Directors authorized an additional share repurchase authorization totaling 25.0 million shares in addition to the previous authorization of 137.4 million shares, bringing our total authorizations to 162.4 million. In fiscal 2010, 2009 and 2008, we purchased treasury stock totaling  $85.1 million,  $144.9 million and  $159.4 million, respectively. At May 30, 2010, a total of 154.1 million shares had been repurchased under the authorizations. The repurchased common stock is reflected as a reduction of stockholders’ equity.

Stock Purchase/Loan Program

We have share ownership guidelines for our officers. To assist them in meeting these guidelines, we implemented the 1998 Stock Purchase/Option Award Loan Program (Loan Program) in conjunction with our Stock Option and Long-Term Incentive Plan of 1995. The Loan Program provided loans to our officers and awarded two options for every new share purchased, up to a maximum total share value equal to a designated percentage of the officer’s base compensation. Loans are full recourse and interest bearing, with a maximum principal amount of 75 percent of the value of the stock purchased. The stock purchased is held on deposit with us until the loan is repaid. The interest rate for loans under the Loan Program is fixed and is equal to the applicable federal rate for mid-term loans with semi-annual compounding for the month in which the loan originates. Interest is payable on a weekly basis. Loan principal is payable in installments with 25 percent, 25 percent and 50 percent of the total loan due at the end of the fifth, sixth and seventh years of the loan, respectively. Effective July 30, 2002, and in compliance with the Sarbanes-Oxley Act of 2002, we no longer issue new loans under the Loan Program. As of May 30, 2010, there were no loans outstanding under the Loan Program.

Stockholders' Rights Plan

Under our Rights Agreement dated May 16, 2005, each share of our common stock has associated with it one right to purchase one-thousandth of a share of our Series A Participating Cumulative Preferred Stock at a purchase price of  $120 per share, subject to adjustment under certain circumstances to prevent dilution. The rights are exercisable when, and are not transferable apart from our common stock until, a person or group has acquired 15 percent or more, or makes a tender offer for 15 percent or more, of our common stock. If the specified percentage of our common stock is then acquired, each right will entitle the holder (other than the acquiring company) to receive, upon exercise, common stock of either us or the acquiring company having a value equal to two times the exercise price of the right. The rights are redeemable by our Board of Directors under certain circumstances and expire on May 25, 2015.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) are as follows:

(in millions)	May 30, 2010	May 31, 2009
Foreign currency translation adjustment	$ (2.2)	$ (3.7)
Unrealized gains (losses) on marketable securities, net of tax	0.3	0.3
Unrealized gains (losses) on derivatives, net of tax	1.1	1.1
Benefit plan funding position, net of tax	(70.3)	(54.9)
Total accumulated other comprehensive income (loss)	$ (71.1)	$ (57.2)

LEASES	12 Months Ended
May 30, 2010
LEASES

NOTE 14 – LEASES

An analysis of rent expense incurred related to restaurants in continuing operations is as follows:

(in millions)	Fiscal Year
	2010	2009	2008
Restaurant minimum rent	$111.7	$102.4	$88.1
Restaurant percentage rent	5.1	6.6	7.7
Restaurant rent averaging expense	10.6	10.5	8.6
Transportation equipment	3.3	3.4	2.9
Office equipment	0.8	1.2	1.2
Office space	4.5	6.6	6.8
Warehouse space	0.5	0.5	0.4
Total rent expense	$136.5	$131.2	$115.7

Rent expense included in discontinued operations was  $0.6 million,  $1.3 million and  $4.5 million for fiscal 2010, 2009 and 2008, respectively. The annual future lease commitments under capital lease obligations and noncancelable operating leases, including those related to restaurants reported as discontinued operations, for each of the five fiscal years subsequent to May 30, 2010 and thereafter is as follows:

Fiscal Year	Capital	Operating
2011	$5.1	$ 126.6
2012	5.2	115.8
2013	5.3	103.0
2014	5.4	86.6
2015	5.5	73.5
Thereafter	78.6	250.9

Total future lease commitments	105.1	$ 756.4

Less imputed interest (at 6.5%)	(46.2)
Present value of future lease commitments	58.9
Less current maturities	(1.3)
Obligations under capital leases, net of current maturities	$57.6

INTEREST, NET	12 Months Ended
May 30, 2010
INTEREST, NET

NOTE 15 - INTEREST, NET

The components of interest, net are as follows:

(in millions)	Fiscal Year
	2010	2009	2008
Interest expense	$95.7	$113.7	$89.2
Imputed interest on capital leases	3.9	3.9	2.6
Capitalized interest	(4.4)	(9.3)	(4.9)
Interest income	(1.3)	(0.9)	(1.2)
Interest, net	$93.9	$107.4	$85.7

Capitalized interest was computed using our average borrowing rate. We paid  $95.3 million,  $103.6 million and  $73.6 million for interest (net of amounts capitalized) in fiscal 2010, 2009 and 2008, respectively.

INCOME TAXES	12 Months Ended
May 30, 2010
INCOME TAXES

NOTE 16 - INCOME TAXES

Total income tax expense for fiscal 2010, 2009 and 2008 was allocated as follows:

(in millions)	Fiscal Year
	2010	2009	2008
Earnings from continuing operations	$136.6	$140.7	$145.2
(Losses) earnings from discontinued operations	(1.5)	0.2	3.0
Total consolidated income tax expense	$135.1	$140.9	$148.2

The components of earnings before income taxes from continuing operations and the provision for income taxes thereon are as follows:

(in millions)	Fiscal Year
	2010	2009	2008

Earnings from continuing operations before income taxes:
U.S.	$ 534.5	$ 508.1	$ 509.6
Canada	9.1	4.4	5.1
Earnings from continuing operations before income taxes	$ 543.6	$512.5	$ 514.7
Income taxes:
Current:
Federal	$ 126.5	$ 38.1	$ 98.3
State and local	28.7	10.5	21.0
Canada	0.1	0.1	0.1
Total current	155.3	48.7	119.4
Deferred (principally U.S.):
Federal	(10.6)	84.3	24.9
State and local	(8.1)	7.7	0.9
Total deferred	(18.7)	92.0	25.8
Total income taxes	$ 136.6	$ 140.7	$ 145.2

During fiscal 2010, 2009 and 2008, we paid income taxes of  $94.8 million,  $64.4 million and  $119.7 million, respectively.

The following table is a reconciliation of the U.S. statutory income tax rate to the effective income tax rate from continuing operations included in the accompanying consolidated statements of earnings:

	Fiscal Year
	2010	2009	2008
U.S. statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal tax benefits	2.5	2.3	2.7
Benefit of federal income tax credits	(8.7)	(8.9)	(7.9)
Other, net	(3.7)	(0.9)	(1.6)
Effective income tax rate	25.1%	27.5%	28.2%

As of May 30, 2010, we had estimated current prepaid federal income taxes of  $1.5 million, which is included in our accompanying consolidated balance sheets as prepaid income taxes, and estimated current state income taxes payable of  $1.0 million, which is included in our accompanying consolidated balance sheets as accrued income taxes.

As of May 30, 2010, we had gross unrecognized tax benefits of  $30.4 million, which represents the aggregate tax effect of the differences between tax return positions and benefits recognized in our consolidated financial statements. Of this total, approximately  $24.7 million, after considering the federal impact on state issues, would favorably affect the effective tax rate if resolved in our favor. A reconciliation of the beginning and ending amount of unrecognized tax benefits follows:

(in millions)

Balance at May 31, 2009	$ 58.1
Additions to tax positions recorded during the current year	2.8
Additions to tax positions recorded during prior years	1.2
Reductions to tax positions recorded during prior years	(1.3)
Reductions to tax positions due to settlements with taxing authorities	(25.2)
Reductions to tax positions due to statute expiration	(5.2)
Balance at May 30, 2010	$ 30.4

We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, when incurred, are recognized in selling, general and administrative expense. During fiscal 2010, 2009 and 2008, we recognized  $2.5 million,  $4.2 million and  $2.0 million of interest expense associated with unrecognized tax benefits, respectively, excluding the release of accrued interest related to prior year matters due to settlement or the lapse of the statute of limitations. At May 30, 2010, we had  $6.1 million accrued for the payment of interest associated with unrecognized tax benefits.

The major jurisdictions in which the Company files income tax returns include the U.S. federal jurisdiction, Canada, and most states in the U.S. that have an income tax. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2001.

Included in the balance of unrecognized tax benefits at May 30, 2010 is  $0.3 million related to tax positions for which it is reasonably possible that the total amounts could change during the next twelve months based on the outcome of examinations or as a result of the expiration of the statute of limitations for specific jurisdictions. The  $0.3 million relates to items that would impact our effective income tax rate.

The tax effects of temporary differences that give rise to deferred tax assets and liabilities are as follows:

(in millions)	May 31, 2010	May 31, 2009
Accrued liabilities	$ 34.3	$ 56.4
Compensation and employee benefits	171.6	152.6
Deferred rent and interest income	49.4	42.1
Asset disposition	1.5	5.4
Other	11.3	12.2
Gross deferred tax assets	$ 268.1	$ 268.7
Trademarks and other acquisition related intangibles	(178.7)	(179.7)
Buildings and equipment	(238.7)	(259.5)
Prepaid interest	(1.0)	(1.0)
Capitalized software and other assets	(11.8)	(11.3)
Other	(4.7)	(3.8)
Gross deferred tax liabilities	$ (434.9)	$ (455.3)
Net deferred tax liabilities	$ (166.8)	$ (186.6)

A valuation allowance for deferred tax assets is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization is dependent upon the generation of future taxable income or the reversal of deferred tax liabilities during the periods in which those temporary differences become deductible. We consider the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

RETIREMENT PLANS	12 Months Ended
May 30, 2010
RETIREMENT PLANS

NOTE 17 - RETIREMENT PLANS

Defined Benefit Plans and Postretirement Benefit Plan

Substantially all of our employees are eligible to participate in a retirement plan. We sponsor non-contributory defined benefit pension plans, which have been frozen, for a group of salaried employees in the United States, in which benefits are based on various formulas that include years of service and compensation factors; and for a group of hourly employees in the United States, in which a fixed level of benefits is provided. Pension plan assets are primarily invested in U.S., international and private equities, long duration fixed-income securities and real assets. Our policy is to fund, at a minimum, the amount necessary on an actuarial basis to provide for benefits in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code (IRC), as amended by the Pension Protection Act of 2006. We also sponsor a contributory postretirement benefit plan that provides health care benefits to our salaried retirees. During fiscal years 2010, 2009 and 2008, we funded the defined benefit pension plans in the amount of  $0.4 million,  $0.5 million and  $0.5 million, respectively. We expect to contribute approximately  $10.4 million to  $12.4 million to our defined benefit pension plans during fiscal 2011. We fund the postretirement benefit plan on a pay-as-you-go basis. During fiscal 2010, 2009 and 2008, we funded the postretirement benefit plan in the amounts of  $0.6 million,  $1.2 million and  $1.2 million, respectively. We expect to contribute approximately  $1.0 million to our postretirement benefit plan during fiscal 2011.

We are required to recognize the over or under-funded status of the plans as an asset or liability as measured by the difference between the fair value of the plan assets and the benefit obligation and any unrecognized prior service costs and actuarial gains and losses as a component of accumulated other comprehensive income (loss), net of tax.

The following provides a reconciliation of the changes in the plan benefit obligation, fair value of plan assets and the funded status of the plans as of May 30, 2010 and May 31, 2009:

(in millions)	Defined Benefit Plans		Postretirement Benefit Plan
	2010	2009	2010	2009
Change in Benefit Obligation:
Benefit obligation at beginning of period	$ 169.7	$ 169.7	$ 27.3	$ 25.7
Service cost	4.9	7.5	0.6	0.9
Interest cost	10.0	12.3	1.9	2.1
Plan amendments	—	—	—	—
Participant contributions	—	—	0.1	0.3
Benefits paid	(7.9)	(10.1)	(0.7)	(1.5)
Actuarial loss (gain)	23.5	(9.7)	9.7	(0.2)
Benefit obligation at end of period	$ 200.2	$ 169.7	$ 38.9	$ 27.3

Change in Plan Assets:
Fair value at beginning of period	$ 139.9	$ 191.7	$ —	$ —
Actual return on plan assets	22.2	(42.2)	—	—
Employer contributions	0.4	0.5	0.6	1.2
Participant contributions	—	—	0.1	0.3
Benefits paid	(7.9)	(10.1)	(0.7)	(1.5)
Fair value at end of period	$ 154.6	$ 139.9	$ —	$ —

Reconciliation of the Plan’s Funded Status:
Unfunded status at end of period	$ (45.6)	$ (29.8)	$ (38.9)	$ (27.3)

The following is a detail of the net funded status of each of our plans of May 30, 2010 and May 31, 2009 and a reconciliation of the amounts included in accumulated other comprehensive income (loss) as of May 30, 2010 and May 31, 2009:

(in millions)	Defined Benefit Plans		Postretirement Benefit Plan
	2010	2009	2010	2009
Components of the Consolidated Balance Sheets:
Non-current assets	$—	$—	$—	$—
Current liabilities	(0.4)	(0.4)	(1.0)	(1.0)
Non-current liabilities	(45.2)	(29.4)	(37.9)	(26.3)
Net amounts recognized	$(45.6)	$(29.8)	$(38.9)	$(27.3)

Amounts Recognized in Accumulated Other Comprehensive Income (Loss), net of tax:
Prior service cost (credit)	$0.3	$0.4	$(0.1)	$(0.1)
Net actuarial loss	55.3	44.5	11.2	5.6
Net amounts recognized	$55.6	$44.9	$11.1	$5.5

The accumulated benefit obligation for all pension plans was  $196.7 million and  $164.0 million at May 30, 2010 and May 31, 2009, respectively. The accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were  $196.7 million and  $154.6 million, respectively, at May 30, 2010 and  $164.0 million and  $139.9 million, respectively, at May 31, 2009. The projected benefit obligation for pension plans with projected benefit obligations in excess of plan assets was  $200.2 million and  $169.7 million as of May 30, 2010 and May 31, 2009, respectively.

The following table presents the weighted-average assumptions used to determine benefit obligations and net expense:

	Defined Benefit Plans		Postretirement Benefit Plan
	2010	2009	2010	2009
Weighted-average assumptions used to determine benefit obligations at May 30 and May 31 (1)
Discount rate	5.89%	7.00%	5.98%	7.10%
Rate of future compensation increases	3.75%	3.75%	N/A	N/A

Weighted-average assumptions used to determine net expense for fiscal years ended May 30 and May 31 (2)
Discount rate	7.00%	6.50%	7.09%	6.50%
Expected long-term rate of return on plan assets	9.00%	9.00%	N/A	N/A
Rate of future compensation increases	3.75%	3.75%	N/A	N/A

(1)  Determined as of the end of fiscal year.

(2)  Determined as of the beginning of fiscal year.

We set the discount rate assumption annually for each of the plans at their valuation dates to reflect the yield of high-quality fixed-income debt instruments, with lives that approximate the maturity of the plan benefits. The expected long-term rate of return on plan assets and health care cost trend rates are based upon several factors, including our historical assumptions compared with actual results, an analysis of current market conditions, asset fund allocations and the views of leading financial advisers and economists.

For fiscal 2010, 2009 and 2008, we have used an expected long-term rate of return on plan assets for our defined benefit plan of 9.0 percent. In developing our expected rate of return assumption, we have evaluated the actual historical performance and long-term return projections of the plan assets, which give consideration to the asset mix and the anticipated timing of the pension plan outflows. We employ a total return investment approach whereby a mix of equity and fixed income investments are used to maximize the long-term return of plan assets for what we consider a prudent level of risk. Our historical 10-year, 15-year and 20-year rates of return on plan assets, calculated using the geometric method average of returns, are approximately 5.8 percent, 8.8 percent and 9.4 percent, respectively, as of May 30, 2010.

The discount rate and expected return on plan assets assumptions have a significant effect on amounts reported for defined benefit pension plans. A quarter percentage point change in the defined benefit plans’ discount rate and the expected long-term rate of return on plan assets would increase or decrease earnings before income taxes by  $1.4 million and  $0.5 million, respectively.

The assumed health care cost trend rate increase in the per-capita charges for postretirement benefits was 8.0 percent for fiscal 2011. The rate gradually decreases to 5.0 percent through fiscal 2021 and remains at that level thereafter.

The assumed health care cost trend rate has a significant effect on amounts reported for retiree health care plans. A one percentage point increase or decrease in the assumed health care cost trend rate would affect the service and interest cost components of net periodic postretirement benefit cost by  $0.5 million and  $0.4 million, respectively, and would increase or decrease the accumulated postretirement benefit obligation by  $8.3 million and  $6.5 million, respectively.

Components of net periodic benefit cost included in continuing operations are as follows:

(in millions)	Defined Benefit Plans			Postretirement Benefit Plan
	2010	2009	2008	2010	2009	2008
Service cost	$4.9	$6.0	$6.1	$0.6	$0.7	$0.7
Interest cost	10.0	9.9	9.7	1.9	1.7	1.2
Expected return on plan assets	(16.4)	(16.3)	(14.8)	—	—	—
Amortization of unrecognized prior service cost	0.1	0.2	0.1	—	—	(0.1)
Recognized net actuarial loss	0.3	0.4	4.3	0.6	0.6	0.3
Net pension and postretirement (benefit) cost	$(1.1)	$0.2	$5.4	$3.1	$3.0	$2.1

The amortization of the net actuarial loss component of our fiscal 2011 net periodic benefit cost for the defined benefit plans and postretirement benefit plan is expected to be approximately  $4.5 million and  $1.3 million, respectively.

Our Benefit Plans Committee sets the investment policy for the Defined Benefit Plans and oversees the investment allocation, which includes setting long-term strategic targets. Our overall investment strategy is to achieve appropriate diversification through a mix of equity investments, which may include U.S., International, and private equities, as well as long duration bonds and real asset investments. Our target asset fund allocation is 35 percent U.S. equities, 30 percent high-quality, long-duration fixed-income securities, 15 percent international equities, 10 percent real assets and 10 percent private equities. The investment policy establishes a re-balancing band around the established targets within which the asset class weight is allowed to vary. Equity securities, international equities and fixed-income securities include investments in various industry sectors. Investments in real assets and private equity funds follow different strategies designed to maximize returns, allow for diversification and provide a hedge against inflation. Our current positioning is neutral on investment style between value and growth companies and large and small cap companies. We monitor our actual asset fund allocation to ensure that it approximates our target allocation and believe that our long-term asset fund allocation will continue to approximate our target allocation. Investments held in U.S. fixed-income treasury securities represented approximately 22.3 percent of total plan assets and represents the only significant concentration of risk related to a single entity, sector, country, commodity or investment fund. No other single sector concentration of assets exceeded 5 percent of total plan assets, which is consistent with the overall investment strategy to achieve appropriate diversification.

The fair values of the defined benefit pension plans assets at their measurement dates of May 30, 2010 are as follows:

		Items Measured at Fair Value
(in millions)		Fair Value of assets (liabilities) at May 30, 2010	Quoted prices in active market for identical assets (liabilities) (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Equity:
U.S.	(1)	$ 28.7	$ 28.7	$ —	$ —
U.S. Equity Mutual & Commingled Funds	(2)	17.1	1.2	15.9	—
Developed Market Equity Funds	(3)	14.1	7.7	6.4	—
Emerging Market Equity Funds	(3)	4.5	—	4.5	—
Private Equity Partnerships	(4)	22.9	—	—	22.9
Private Equity Securities	(5)	0.1	—	—	0.1
Equity Futures	(6)	(0.2)	—	(0.2)	—
Fixed-Income:
Fixed-income Securities	(7)	39.5	32.8	6.7	—
Bond Futures	(8)	0.2	—	0.2	—
Energy & Real Estate Public Sector	(9)	7.5	—	3.3	4.2
Real Asset Commingled Funds	(10)	3.4	—	3.4	—
Real Asset Private Funds	(11)	9.2	—	—	9.2
Cash & Accruals		7.6	7.6	—	—

Total		$ 154.6	$ 78.0	$ 40.2	$ 36.4

(1)

U.S. equity securities and international equity securities are comprised of investments in common stock of U.S. and non-U.S. companies for total return purposes. These investments are valued by the trustee at closing prices from national exchanges on the valuation date.

(2)

U.S. equity mutual and commingled funds are comprised of investments in funds that purchase publicly traded U.S. common stock for total return purposes. Investments are valued at unit values provided by the investment managers which are based on the fair value of the underlying investments.

(3)

Emerging market equity funds and developed market securities are comprised of investments in funds that purchase publicly traded common stock of non-U.S. companies for total return purposes. Funds are valued at unit values provided by the investment managers which are based on the fair value of the underlying investments.

(4)

Private equity partnerships are comprised of investments in limited partnerships that invest in private companies for total return purposes. The investments are valued at fair value which is generally based on the net asset value or capital balance as reported by the partnerships subject to the review and approval of the investment managers and their consultants. As there is not a liquid market for some of these investments, realization of the estimated fair value of such investments is dependent upon transactions between willing sellers and buyers.

(5)

Private equity securities are comprised of investments in publicly traded common stock that were received as a distribution from a private equity partnership as well as equity investments in private companies for total return purposes. Stocks received from private equity distributions are valued by the trustee at closing prices from national exchanges on the valuation date. Investments in private companies are valued by management based upon information provided by the respective third-party investment manager who considers factors such as the cost of the investment, most recent round of financing, and expected future cash flows.

(6)

Equity futures are comprised of investments in futures contracts that track the S&P 500 index and are used to maintain equity exposure consistent with policy allocations. Futures positions are marked-to-market daily and reflect gains and losses on a daily basis.

(7)

Fixed income securities are comprised of investments in government and corporate debt securities. These securities are valued by the trustee at closing prices from national exchanges or pricing vendors on the valuation date. Unlisted investments are valued at prices quoted by various national markets, fixed income pricing models and/or independent financial analysts.

(8)

Bond futures are comprised of investments in futures that track U.S. Treasury bond futures for purposes of managing fixed income exposure to policy allocations. The futures are marked-to-market daily and reflect gains and losses on a daily basis.

(9)

Energy and real estate securities are comprised of investments in publicly traded common stock of energy companies and real estate investment trusts for purposes of total return. These securities are valued by the trustee at closing prices from national exchanges on the valuation date. Unlisted investments are valued at prices quoted by various national markets and publications and/or independent financial analysts.

(10)

Real asset commingled funds are comprised of investments in funds that purchase publicly traded common stock of energy companies or real estate investment trusts for purposes of total return. These investments are valued at unit values provided by the investment managers which are based on the fair value of the underlying investments.

(11)

Real asset private funds are comprised of interests in limited partnerships that invest in private companies in the energy industry and private real estate properties for purposes of total return. These interests are valued at fair value which is generally based on the net asset value or capital balance as reported by the partnerships subject to the review and approval of the investment managers and their consultants. As there is not a liquid market for some of these investments, realization of the estimated fair value of such investments is dependent upon transactions between willing sellers and buyers.

The following table presents the changes in Level 3 investments for the defined benefit pension plans.

		Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
(in millions)	Private Equity Partnerships	Private Equity Securities	Energy & Real Estate Public Sector	Real Asset Private Funds	Total

Beginning balance at May 31, 2009	$ 17.8	$ 0.1	$ 2.9	$ 8.7	$29.5

Actual return on plan assets:
Relating to assets still held at the reporting date	4.4	—	1.3	(0.5)	5.2
Relating to assets sold during the period	—	—	—	(0.1)	(0.1)
Purchases, sales, and settlements	0.7	—	—	1.1	1.8
Transfers in and/or out of Level 3	—	—	—	—	—
Ending balance at May 30, 2010	$ 22.9	$ 0.1	$ 4.2	$ 9.2	$36.4

The following benefit payments are expected to be paid between fiscal 2011 and fiscal 2020:

(in millions)	Defined Benefit Plans	Postretirement Benefit Plan
2011	$ 10.6	$ 1.0
2012	10.1	0.8
2013	10.5	0.9
2014	10.9	1.0
2015	11.4	1.2
2016-2020	66.0	8.5

Postemployment Severance Plan

We accrue for postemployment severance costs in our consolidated financial statements and recognize actuarial gains and losses related to our postemployment severance accrual as a component of accumulated other comprehensive income (loss). As of May 30, 2010 and May 31, 2009,  $3.1 million and  $4.5 million, respectively, of unrecognized actuarial losses related to our postemployment severance plan were included in accumulated other comprehensive income (loss) on a net of tax basis.

Defined Contribution Plan

We have a defined contribution plan covering most employees age 21 and older. We match contributions for participants with at least one year of service up to six percent of compensation, based on our performance. The match ranges from a minimum of  $0.25 to  $1.20 for each dollar contributed by the participant. The plan had net assets of  $553.2 million at May 30, 2010 and  $477.9 million at May 31, 2009. Expense recognized in fiscal 2010, 2009 and 2008 was  $1.2 million,  $2.0 million and  $1.3 million, respectively. Employees classified as “highly compensated” under the IRC are not eligible to participate in this plan. Instead, highly compensated employees are eligible to participate in a separate non-qualified deferred compensation plan. This plan allows eligible employees to defer the payment of part of their annual salary and all or part of their annual bonus and provides for awards that approximate the matching contributions and other amounts that participants would have received had they been eligible to participate in our defined contribution and defined benefit plans. Amounts payable to highly compensated employees under the non-qualified deferred compensation plan totaled  $158.1 million and  $132.1 million at May 30, 2010 and May 31, 2009, respectively. These amounts are included in other current liabilities.

The defined contribution plan includes an Employee Stock Ownership Plan (ESOP). This ESOP originally borrowed  $50.0 million from third parties, with guarantees by us, and borrowed  $25.0 million from us at a variable interest rate. The  $50.0 million third party loan was refinanced in 1997 by a commercial bank loan to us and a corresponding loan from us to the ESOP. Compensation expense is recognized as contributions are accrued. In addition to matching plan participant contributions, our contributions to the plan are also made to pay certain employee incentive bonuses. Fluctuations in our stock price impact the amount of expense to be recognized. Contributions to the plan, plus the dividends accumulated on unallocated shares held by the ESOP, are used to pay principal, interest and expenses of the plan. As loan payments are made, common stock is allocated to ESOP participants. In fiscal 2010, 2009 and 2008, the ESOP incurred interest expense of  $0.1 million,  $0.3 million and  $0.9 million, respectively, and used dividends received of  $1.6 million,  $1.8 million and  $4.4 million, respectively, and contributions received from us of  $0.2 million,  $2.4 million and  $0.0 million, respectively, to pay principal and interest on our debt.

ESOP shares are included in weighted-average common shares outstanding for purposes of calculating net earnings per share. At May 30, 2010, the ESOP's debt to us had a balance of  $9.8 million with a variable rate of interest of 0.65 percent and is due to be repaid no later than December 2014. The number of our common shares held in the ESOP at May 30, 2010 approximated 5.6 million shares, representing 3.7 million allocated shares and 1.9 million suspense shares.

At the end of fiscal 2005, the ESOP borrowed  $1.6 million from us at a variable interest rate and acquired an additional 0.05 million shares of our common stock, which were held in suspense within the ESOP at May 29, 2005. The loan, which had a variable interest rate of 0.65 percent at May 30, 2010, is due to be repaid no later than December 2018. The shares acquired under this loan are accounted for in accordance with FASB ASC Subtopic 718-40, Employee Stock Ownership Plans. Fluctuations in our stock price are recognized as adjustments to common stock and surplus when the shares are committed to be released. These ESOP shares are not considered outstanding until they are committed to be released and, therefore, have been excluded for purposes of calculating basic and diluted net earnings per share at May 30, 2010. The fair value of these shares at May 30, 2010 was  $1.9 million.

As part of the RARE acquisition, we assumed RARE’s employee benefit plans. We merged these plans into our existing employee benefit plans during fiscal 2009. As of the date of acquisition, RARE provided its employees who met minimum service requirements with retirement benefits under a 401(k) plan (RARE Plan). Under the RARE Plan, eligible employees were eligible to make contributions of between 1 percent and 20 percent of their annual compensation to one or more investment funds. Officers and highly compensated employees did not participate in the RARE Plan. Quarterly matching contributions were made in an amount equal to 50 percent of the first 5 percent of employee compensation contributed, resulting in a maximum annual company contribution of 2.5 percent of employee compensation. For fiscal 2010 and 2009, we incurred expense under the RARE Plan of  $0.0 million.

Effective January 1, 2000, RARE implemented the Supplemental Deferred Compensation Plan (Supplemental Plan), a non-qualified plan which allowed officers and highly compensated employees to defer receipt of a portion of their compensation and contribute such amounts to one or more investment funds. The maximum aggregate amount deferred under the Supplemental Plan and the RARE Plan could not exceed the lesser of 20 percent of annual compensation or  $50,000. Quarterly matching contributions were made in an amount equal to 50 percent of the first 5 percent of employee compensation contributed, with a maximum annual company contribution of the lesser of 2.5 percent of employee compensation or  $5,750. For fiscal 2010 and 2009, we incurred expense under the Supplemental Plan of  $0.0 million. Upon the acquisition of RARE, all unvested Company contributions to both the RARE Plan and the Supplemental Plan were immediately vested, however, contributions subsequent to the date of acquisition vest according to the plans’ provisions. Company contributions vest at a rate of 20 percent each year beginning after the employee’s first year of service and are made in the form of cash. Participants’ accounts are comprised of their contributions, the company’s matching contributions and each participant’s share of earnings or losses in the Supplemental Plan.

STOCK-BASED COMPENSATION	12 Months Ended
May 30, 2010
STOCK-BASED COMPENSATION

NOTE 18 - STOCK-BASED COMPENSATION

We maintain two active stock option and stock grant plans under which new awards may still be issued, known as the Darden Restaurants, Inc. 2002 Stock Incentive Plan (2002 Plan) and the RARE Hospitality International, Inc. Amended and Restated 2002 Long-Term Incentive Plan (RARE Plan). We also have three other stock option and stock grant plans under which we no longer can grant new awards, although awards outstanding under the plans may still vest and be exercised in accordance with their terms: the Stock Plan for Directors (Director Stock Plan), the Stock Option and Long-Term Incentive Plan of 1995 (1995 Plan) and the Restaurant Management and Employee Stock Plan of 2000 (2000 Plan). All of the plans are administered by the Compensation Committee of the Board of Directors. The 2002 Plan provides for the issuance of up to 9.55 million common shares in connection with the granting of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units (RSUs), stock awards and other stock-based awards to key employees and non-employee directors. The RARE Plan provides for the issuance of up to 3.9 million common shares in connection with the granting of non-qualified stock options, incentive stock options and restricted stock to employees. Awards under the RARE Plan are only permitted to be granted to employees who were employed by RARE as of the date of acquisition and continued their employment with the Company. The Director Stock Plan provided for the issuance of up to 0.375 million common shares out of our treasury in connection with the granting of non-qualified stock options, restricted stock and RSUs to non-employee directors. No new awards could be granted under the Director Stock Plan after September 30, 2000. The Director Compensation Plan provided for the issuance of 0.1 million common shares out of our treasury to non-employee directors of the Board. No new awards may be granted under the Director Compensation Plan after September 30, 2005. The 1995 Plan provided for the issuance of up to 33.3 million common shares in connection with the granting of non-qualified stock options, restricted stock or RSUs to key employees. The 2000 Plan provided for the issuance of up to 5.4 million shares of common stock out of our treasury as non-qualified stock options, restricted stock or RSUs. Under all of these plans, stock options are granted at a price equal to the fair value of the shares at the date of grant for terms not exceeding ten years and have various vesting periods at the discretion of the Compensation Committee. Outstanding options generally vest over one to four years. Restricted stock and RSUs granted under the 1995 Plan, the 2000 Plan and the 2002 Plan generally vest over periods ranging from three to five years and no sooner than one year from the date of grant. The restricted period for certain grants may be accelerated based on performance goals established by the Compensation Committee.

On June 20, 2008, the Board of Directors adopted amendments to the 2002 Plan, which were approved by our shareholders at the September 2008 annual meeting of shareholders. The amendments, among other things, increased the maximum number of shares authorized for issuance under the 2002 Plan from 9.55 million to 12.70 million. On June 19, 2008, the Compensation Committee of the Board of Directors approved amendments to the RARE Plan, to provide a “fungible share pool” approach to manage authorized shares under the RARE Plan. On June 16, 2006, the Board of Directors adopted amendments to the 2002 Plan, which were approved by our shareholders at the September 2006 annual meeting of shareholders. The amendments, among other things, implemented a “fungible share pool” approach to manage authorized shares in order to improve the flexibility of awards going forward, and eliminated the limits on the number of restricted stock and RSU awards and the number of awards to non-employee directors, and provided that, in determining the number of shares available for grant, a formula will be applied such that all future awards other than stock options and stock appreciation rights will be counted as double the number of shares covered by such award.

On December 15, 2005, the Board of Directors approved the Director Compensation Program, effective as of October 1, 2005, for Non-Employee Directors. The Director Compensation Program provides for payments to non-employee directors of: (a) an annual retainer and meeting fees for regular or special Board meetings and committee meetings; (b) an initial award of non-qualified stock options to purchase 12.5 thousand shares of common stock upon becoming a director of the Company for the first time; (c) an additional award of non-qualified stock options to purchase 3.0 thousand shares of common stock annually upon election or re-election to the Board; and (d) an annual award of common stock with a fair market value of  $0.1 million on the date of grant. Directors may elect to have their cash compensation paid in any combination of current or deferred cash, common stock or salary replacement options. Deferred cash compensation may be invested on a tax-deferred basis in the same manner as deferrals under our non-qualified deferred compensation plan. Prior to the date of grant, directors may elect to have their annual stock award paid in the form of common stock or cash, or a combination thereof, or deferred. To the extent directors elect to receive cash or cash settled awards, the value of the awards are carried as a liability on our consolidated balance sheet at fair value until such time as it is settled. All stock options and other stock or stock-based awards that are part of the compensation paid or deferred pursuant to the Director Compensation Program are awarded under the 2002 Plan.

The Director Compensation Program was amended, effective September 1, 2008, to eliminate payment of meeting fees for regular Board meetings, as well as the initial and annual grant of stock options. As of September 1, 2008, our Director Compensation Program provides for payments to non-employee directors of: (a) an annual retainer and meeting fees for special Board meetings and committee meetings; (b) an additional annual retainer for committee chairs; and (c) an annual award of common stock with a fair value of  $0.1 million on the date of grant.

Stock-based compensation expense included in continuing operations for fiscal 2010, 2009 and 2008 was as follows:

(in millions)	Fiscal Year
	2010	2009	2008
Stock options	$20.2	$20.4	$25.2
Restricted stock/restricted stock units	10.2	9.4	12.9
Darden stock units	13.1	8.4	4.2
Performance stock units	6.8	0.4	4.1
Employee stock purchase plan	1.8	1.6	1.6
Director compensation program/other	1.4	1.3	0.9
	$53.5	$41.5	$48.9

The following table presents a summary of our stock option activity as of and for the year ended May 30, 2010:

	Options (in millions)	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Life (Yrs)	Aggregate Intrinsic Value (in millions)
Outstanding beginning of period	15.2	$ 28.30	5.57	$ 130.2
Options granted	1.8	32.64
Options exercised	(2.9)	20.58
Options canceled	(0.2)	34.42
Outstanding end of period	13.9	$ 30.38	5.62	$ 173.9
Exercisable	8.4	$ 27.21	3.98	$ 131.2

The weighted-average fair value of non-qualified stock options granted during fiscal 2010, 2009 and 2008 used in computing compensation expense for fiscal 2010, 2009 and 2008 was  $10.74,  $10.52 and  $14.05, respectively. The total intrinsic value of options exercised during fiscal 2010, 2009 and 2008 was  $59.1 million,  $56.4 million and  $57.9 million, respectively. Cash received from option exercises during fiscal 2010, 2009 and 2008 was  $59.3 million,  $50.8 million and  $61.5 million, respectively. Stock options have a maximum contractual period of ten years from the date of grant. We settle employee stock option exercises with authorized but unissued shares of Darden common stock or treasury shares we have acquired through our ongoing share repurchase program.

Pursuant to the acquisition of RARE, we converted employee stock options to purchase 2.7 million outstanding shares of RARE common stock to options to purchase 2.4 million shares of Darden common stock. The total value of the options was  $42.9 million,  $31.9 million of which was included in the cost of the acquisition, as this value related to vested awards as of the acquisition date. The remaining  $11.0 million relates to the value of the unvested awards that is being charged as an expense subsequent to the acquisition. During fiscal 2010, 2009 and 2008, we recognized  $0.4 million,  $1.3 million and  $9.3 million, respectively, of stock-based compensation expense related to these awards.

As of May 30, 2010, there was  $30.4 million of unrecognized compensation cost related to unvested stock options granted under our stock plans. This cost is expected to be recognized over a weighted-average period of 1.8 years. The total fair value of stock options that vested during fiscal 2010 was  $17.4 million.

Restricted stock and RSUs are granted at a value equal to the market price of our common stock on the date of grant. Restrictions lapse with regard to restricted stock, and RSUs are settled in shares, at the end of their vesting periods, which is generally four years.

The following table presents a summary of our restricted stock and RSU activity as of and for the fiscal year ended May 30, 2010:

	Shares (in millions)	Weighted-Average Grant Date Fair Value Per Share
Outstanding beginning of period	1.0	$31.36
Shares granted	0.1	35.06
Shares vested	(0.3)	29.03
Outstanding end of period	0.8	$28.73

As of May 30, 2010, there was  $11.7 million of unrecognized compensation cost related to unvested restricted stock and RSUs granted under our stock plans. This cost is expected to be recognized over a weighted-average period of 2.4 years. The total fair value of restricted stock and RSUs that vested during fiscal 2010, 2009 and 2008 was  $9.4 million,  $16.8 million and  $13.1 million, respectively.

Pursuant to the acquisition of RARE, we converted 0.5 million outstanding shares of RARE employee restricted stock and performance-based restricted stock units to 0.4 million shares of Darden restricted stock. The total value of the restricted shares was  $16.8 million,  $8.6 million of which was included in the cost of the acquisition as this value related to vested awards as of the acquisition date. The remaining  $8.2 million relates to the value of the unvested awards and is being charged to expense subsequent to the acquisition. During fiscal 2010, 2009 and 2008, we recognized  $2.1 million,  $2.1 million and  $3.7 million, respectively, of stock-based compensation expense related to these awards.

Darden stock units are granted at a value equal to the market price of our common stock on the date of grant and will be settled in cash at the end of their vesting periods, which range between four and five years, at the then market price of our common stock. Compensation expense is measured based on the market price of our common stock each period, is amortized over the vesting period and the vested portion is carried as a liability in our accompanying consolidated balance sheets. We also entered into equity forward contracts to hedge the risk of changes in future cash flows associated with the unvested, unrecognized Darden stock units granted during fiscal 2010, 2009 and 2008 (see Note 10 – Derivative Instruments and Hedging Activities for additional information).

The following table presents a summary of our Darden stock unit activity as of and for the fiscal year ended May 30, 2010:

	Units (in millions)	Weighted-Average Fair Value Per Unit
Outstanding beginning of period	1.2	$36.17
Units granted	0.8	32.22
Units vested	(0.3)	32.97
Units canceled	(0.1)	34.95
Outstanding end of period	1.6	$42.90

Based on the value of our common stock as of May 30, 2010, there was  $28.1 million of unrecognized compensation cost related to Darden stock units granted under our incentive plans. This cost is expected to be recognized over a weighted-average period of 2.5 years. Darden stock units with a fair value of  $6.5 million vested during fiscal 2010.

The following table presents a summary of our performance stock unit activity as of and for the fiscal year ended May 30, 2010:

	Units (in millions)	Weighted-Average Fair Value Per Unit
Outstanding beginning of period	0.7	$38.33
Units granted	0.4	33.44
Units vested	(0.0)	33.54
Units canceled	(0.2)	36.62
Outstanding end of period	0.9	$37.66

The performance stock units issued before fiscal 2010 vest over a period of five years following the date of grant, where zero percent to 150 percent of one-fifth (20 percent) of the grant is earned or forfeited at the end of each year in the vesting period. Performance stock units issued during fiscal 2010 and subsequent will cliff vest 3 years from the date of grant, where zero percent to 150 percent of the entire grant is earned or forfeited at the end of 3 years. The number of units that actually vests will be determined for each year based on the achievement of Company performance criteria set forth in the award agreement and may range from zero percent to 150.0 percent of the annual target. These awards issued before fiscal 2010 may be settled in cash or shares of common stock at the election of the Company on the date of grant. The performance stock unit grants for fiscal 2007 and 2008 were designated as equity settled awards, while the fiscal 2009 grant was designated as a cash-settled award. All awards issued during fiscal 2010 and subsequent will be cash settled awards. Holders will receive one share of common stock or its equivalent in cash for each performance stock unit that vests. For equity-settled awards, compensation expense is measured based on grant date fair value and amortized over the vesting period. Cash-settled awards are measured based on the market price of our common stock each period, are amortized over the vesting period and the vested portion is carried as a liability in our accompanying consolidated balance sheets. As of May 30, 2010, there was  $16.8 million of unrecognized compensation cost related to unvested performance stock units granted under our stock plans. This cost is expected to be recognized over a weighted-average period of 2.4 years. The total fair value of performance stock units that vested in fiscal 2010 was  $0.1 million.

We maintain an Employee Stock Purchase Plan to provide eligible employees who have completed one year of service (excluding senior officers subject to Section 16(b) of the Securities Exchange Act of 1934, and certain other employees who are employed less than full time or own five percent or more of our capital stock or that of any subsidiary) an opportunity to invest up to  $5.0 thousand per calendar quarter to purchase shares of our common stock, subject to certain limitations. Under the plan, up to an aggregate of 3.6 million shares are available for purchase by employees at a purchase price that is 85.0 percent of the fair market value of our common stock on either the first or last trading day of each calendar quarter, whichever is lower. Cash received from employees pursuant to the plan during fiscal 2010, 2009 and 2008 was  $7.1 million,  $6.6 million and  $6.6 million, respectively.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
May 30, 2010
COMMITMENTS AND CONTINGENCIES

NOTE 19 - COMMITMENTS AND CONTINGENCIES

As collateral for performance on contracts and as credit guarantees to banks and insurers, we were contingently liable for guarantees of subsidiary obligations under standby letters of credit. At May 30, 2010 and May 31, 2009, we had  $97.3 million and  $104.5 million, respectively, of standby letters of credit related to workers’ compensation and general liabilities accrued in our consolidated financial statements. At May 30, 2010 and May 31, 2009, we had  $20.1 million and  $19.2 million, respectively, of standby letters of credit related to contractual operating lease obligations and other payments. All standby letters of credit are renewable annually.

At May 30, 2010 and May 31, 2009, we had  $9.0 million and  $8.8 million, respectively, of guarantees associated with leased properties that have been assigned to third parties. These amounts represent the maximum potential amount of future payments under the guarantees. The fair value of these potential payments discounted at our pre-tax cost of capital at May 30, 2010 and May 31, 2009, amounted to  $6.4 million and  $6.3 million, respectively. We did not accrue for the guarantees, as the likelihood of the third parties defaulting on the assignment agreements was deemed to be less than probable. In the event of default by a third party, the indemnity and default clauses in our assignment agreements govern our ability to recover from and pursue the third party for damages incurred as a result of its default. We do not hold any third-party assets as collateral related to these assignment agreements, except to the extent that the assignment allows us to repossess the building and personal property. These guarantees expire over their respective lease terms, which range from fiscal 2011 through fiscal 2021.

We are subject to private lawsuits, administrative proceedings and claims that arise in the ordinary course of our business. A number of these lawsuits, proceedings and claims may exist at any given time. These matters typically involve claims from guests, employees and others related to operational issues common to the restaurant industry, and can also involve infringement of, or challenges to, our trademarks. While the resolution of a lawsuit, proceeding or claim may have an impact on our financial results for the period in which it is resolved, we believe that the final disposition of the lawsuits, proceedings and claims in which we are currently involved, either individually or in the aggregate, will not have a material adverse effect on our financial position, results of operations or liquidity.

SUBSEQUENT EVENT	12 Months Ended
May 30, 2010
SUBSEQUENT EVENT

NOTE 20 – SUBSEQUENT EVENT

On June 22, 2010, the Board of Directors declared a cash dividend of 32 cents per share to be paid August 2, 2010 to all shareholders of record as of the close of business on July 9, 2010.

QUARTERLY DATA (UNAUDITED)	12 Months Ended
May 30, 2010
QUARTERLY DATA (UNAUDITED)

NOTE 21 - QUARTERLY DATA (UNAUDITED)

The following table summarizes unaudited quarterly data for fiscal 2010 and fiscal 2009:

(in millions, except per share data)		Fiscal 2010 - Quarters Ended
	Aug. 30	Nov. 29	Feb. 28	(1)	May 30	(1)	Total	(2)
Sales	$1,734.0	$1,641.3	$1,874.0		$1,863.8		$7,113.1
Earnings before income taxes	130.3	80.7	175.4		157.2		543.6
Earnings from continuing operations	95.0	61.2	134.8		116.0		407.0
Losses from discontinued operations, net of tax	(0.7)	(0.9)	(0.5)		(0.4)		(2.5)
Net earnings	94.3	60.3	134.3		115.6		404.5

Basic net earnings per share:
Earnings from continuing operations	0.68	0.44	0.97		0.83		2.92
Losses from discontinued operations	—	(0.01)	(0.01)		(0.01)		(0.02)
Net earnings	0.68	0.43	0.96		0.82		2.90

Diluted net earnings per share:
Earnings from continuing operations	0.67	0.43	0.95		0.81		2.86
Losses from discontinued operations	—	—	(0.01)		(0.01)		(0.02)
Net earnings	0.67	0.43	0.94		0.80		2.84

Dividends paid per share	0.25	0.25	0.25		0.25		1.00
Stock price:
High	38.10	37.31	1.34		49.01		49.01
Low	30.79	29.94	0.95		39.79		29.94

(in millions, except per share data)		Fiscal 2009 - Quarters Ended
	Aug. 24	Nov. 23	Feb. 22		May 31	(3)	Total	(2)
Sales	$1,774.2	$1,668.9	$1,798.9		$1,975.5		$7,217.5
Earnings before income taxes	114.4	82.5	148.5		167.1		512.5
Earnings from continuing operations	82.4	58.5	108.1		122.8		371.8

Losses from discontinued operations, net of tax	(0.3)	1.1	(0.6)		0.2		0.4
Net earnings	82.1	59.6	107.5		123.0		372.2

Basic net earnings per share:
Earnings from continuing operations	0.59	0.43	0.79		0.89		2.71
Losses from discontinued operations	—	0.01	—		—		—
Net earnings	0.59	0.44	0.79		0.89		2.71

Diluted net earnings per share:
Earnings from continuing operations	0.58	0.42	0.78		0.87		2.65
(Losses) earnings from discontinued operations	—	0.01	—		—		—
Net earnings	0.58	0.43	0.78		0.87		2.65

Dividends paid per share	0.20	0.20	0.20		0.20		0.80
Stock price:
High	37.01	32.26	29.54		40.26		40.26
Low	29.04	13.54	15.66		24.32		13.54

(1)

During the fourth quarter of fiscal 2010, we recognized a  $12.7 million pre-tax reduction in sales associated with a correction to our third quarter estimate of gift card breakage, which reduced earnings from continuing operations and net earnings by  $7.8 million, or approximately  $0.05 reduction to diluted net earnings per share from continuing operations.

(2)	The year ended May 31, 2009 consisted of 53 weeks, while fiscal 2010 consisted of 52 weeks.
(3)	The quarter ended May 31, 2009 consisted of 14 weeks, while all other quarters consisted of 13 weeks.

Five-Year Financial Summary
Financial Review 2010
(In millions, except per share data)	Fiscal Year Ended
	May 30,	May 31,	May 25,	May 27,	May 28,
	2010	2009(1)	2008	2007	2006
Operating Results (2) Sales	$7,113.1	$7,217.5	$6,626.5	$5,567.1	$5,353.6
Costs and expenses:
Cost of sales:
Food and beverage	2,051.2	2,200.3	1,996.2	1,616.1	1,570.0
Restaurant labor	2,350.6	2,308.2	2,124.7	1,808.2	1,722.1
Restaurant expenses	1,082.2	1,128.4	1,017.8	834.5	806.4
Total cost of sales, excluding restaurant depreciation and amortization (3)	$5,484.0	$5,636.9	$5,138.7	$4,258.8	$4,098.5
Selling, general and administrative	684.5	665.6	641.7	534.6	504.8
Depreciation and amortization	300.9	283.1	245.7	200.4	197.0
Interest, net	93.9	107.4	85.7	40.1	43.9
Asset impairment, net	6.2	12.0	—	2.4	1.3
Total costs and expenses	$6,569.5	$6,705.0	$6,111.8	$5,036.3	$4,845.5
Earnings before income taxes	543.6	512.5	514.7	530.8	508.1
Income taxes	(136.6)	(140.7)	(145.2)	(153.7)	(156.3)
Earnings from continuing operations	$407.0	$371.8	$369.5	$377.1	$351.8
(Losses) earnings from discontinued operations, net of tax (benefit) expense of $(1.5), $0.2, $3.0, $(112.9) and $(12.1)	(2.5)	0.4	7.7	(175.7)	(13.6)
Net earnings	$404.5	$372.2	$377.2	$201.4	$338.2
Basic net earnings per share:
Earnings from continuing operations	$2.92	$2.71	$2.63	$2.63	$2.35
(Losses) earnings from discontinued operations	$(0.02)	$—	$0.06	$(1.23)	$(0.09)
Net earnings	$2.90	$2.71	$2.69	$1.40	$2.26
Diluted net earnings per share:
Earnings from continuing operations	$2.86	$2.65	$2.55	$2.53	$2.24
(Losses) earnings from discontinued operations	$(0.02)	$—	$0.05	$(1.18)	$(0.08)
Net earnings	$2.84	$2.65	$2.60	$1.35	$2.16
Average number of common shares outstanding:
Basic	139.3	137.4	140.4	143.4	149.7
Diluted	142.4	140.4	145.1	148.8	156.9

Financial Position
Total assets	$5,247.4	$5,025.2	$4,730.6	$2,880.8	$3,010.2
Land, buildings and equipment, net	3,403.7	3,306.7	3,066.0	2,184.4	2,446.0
Working capital (deficit)	(576.1)	(541.3)	(668.3)	(529.0)	(648.5)
Long-term debt, less current portion	1,408.7	1,632.3	1,634.3	491.6	494.7
Stockholders’ equity	1,894.0	1,606.0	1,409.1	1,094.5	1,229.8
Stockholders’ equity per outstanding share	13.47	11.53	10.03	7.74	8.37

Five-Year Financial Summary (continued)
(In millions, except per share data)	Fiscal Year Ended
	May 30, 2010	May 31, 2009	May 25, 2008	May 27, 2007	May 28, 2006
Other Statistics
Cash flows from operations (1) (2)	$ 903.4	$ 783.5	$ 766.8	$ 569.8	$ 699.1
Capital expenditures (2) (4)	432.1	535.3	1,627.3	345.2	273.5
Dividends paid	140.0	110.2	100.9	65.7	59.2
Dividends paid per share	1.00	0.80	0.72	0.46	0.40
Advertising expense (2)	311.9	308.3	257.8	230.0	223.0
Stock price:
High	49.01	40.26	47.08	45.88	42.75
Low	29.94	13.54	20.99	33.29	28.80
Close	$42.90	$36.17	$31.74	$45.32	$36.51

Number of employees	174,079	178,692	178,200	156,500	157,300
Number of restaurants (2)	1,824	1,773	1,702	1,324	1,292

(1)	Fiscal year 2009 consisted of 53 weeks while all other fiscal years consisted of 52 weeks.
(2)

Consistent with our consolidated financial statements, information has been presented on a continuing operations basis. Accordingly, the activities related to Smokey Bones, Rocky River Grillhouse and the nine Bahama Breeze restaurants closed in fiscal 2007 have been excluded.

(3)	Excludes restaurant depreciation and amortization of $283.4 million, $267.1 million, $230.0 million, $186.4 million and $181.1 million, respectively.
(4)

Fiscal 2008 includes net cash used in the acquisition of RARE Hospitality International, Inc. of  $1.20 billion in addition to  $429.2 million of capital expenditures related principally to building new restaurants and replacing old restaurants and equipment.